                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/X/  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-12

                             WASTE CONNECTIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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                           NOTICE AND PROXY STATEMENT

                             WASTE CONNECTIONS, INC.

                                -----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 26, 2004

Dear Stockholder:

          You are invited to attend the annual meeting of stockholders of WASTE CONNECTIONS, INC. to be held on Wednesday, May 26, 2004, at 10:00 A.M., Pacific Time. The meeting will be held at the California State University Sacramento Alumni Center, 6000 J Street, Sacramento, California 95819, for the following purposes:

     1.   To elect one Class III director to serve for a term of three years;

     2. To approve the amendment of our Certificate of Incorporation to increase the authorized number of shares of common stock from 50,000,000 to 100,000,000 shares;

     3.   To approve the 2004 Equity Incentive Plan; and

     4. To ratify the appointment of Ernst & Young LLP as our independent auditors for the year 2004.

          Only stockholders of record at the close of business on March 29, 2004 are entitled to receive notice of and to vote at the annual meeting or any adjournment of the annual meeting.

          Waste Connections' Annual Report for the year 2003 is enclosed for your convenience.

          Stockholders of record may vote their proxies by signing, dating and returning the enclosed proxy card. If your shares are held in the name of a bank or broker, you may be able to vote by telephone or on the Internet. Please follow the instructions on the form you receive from your bank or broker. The method by which you decide to vote will not limit your right to vote at the annual meeting. If you later decide to attend the annual meeting in person, you may vote your shares even if you have submitted a proxy in writing, by telephone or on the Internet.

                                  By Order of the Board of Directors,


                                  Robert D. Evans
                                  SECRETARY

April ___, 2004


          Your vote is important. Whether or not you plan to attend the annual meeting, please sign and date the enclosed proxy card or follow any telephone or Internet procedures established by your bank or broker.

                             WASTE CONNECTIONS, INC.
                         35 IRON POINT CIRCLE, SUITE 200
                            FOLSOM, CALIFORNIA 95630

                                   -----------
                                 PROXY STATEMENT
                                   -----------

                       FOR ANNUAL MEETING OF STOCKHOLDERS
                           To be Held on May 26, 2004

          The Board of Directors of WASTE CONNECTIONS, INC., a Delaware Corporation, is furnishing this proxy statement and the accompanying proxy card to solicit proxies from holders of our common stock for the annual meeting of stockholders to be held on Wednesday, May 26, 2004, for the purposes described in the Notice of Annual Meeting.

          We will bear the costs of soliciting proxies from our stockholders. In addition to soliciting proxies by mail, our directors, officers and employees, without receiving additional compensation, may solicit proxies by telephone, by telegram or in person. We will arrange for brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of common stock these brokerage firms, custodians, nominees and fiduciaries hold of record, and we will reimburse them for reasonable out-of-pocket expenses incurred in forwarding these materials. We are first mailing this proxy statement to our stockholders on or about April 9, 2004.


                              VOTING AT THE MEETING

          The record date for determining stockholders entitled to notice of and to vote at the annual meeting was the close of business on March 29, 2004. On that date ___________ shares of common stock were outstanding, all of which are entitled to vote on all matters that properly come before the annual meeting. Each stockholder has one vote for each share of common stock held. In addition, on March 29, 2004 we had 7,561,220 shares of common stock reserved for issuance upon the conversion of outstanding 5 1/2% Convertible Subordinated Notes due 2006 and Floating Rate Convertible Subordinated Notes due 2022, none of which is entitled to vote at the annual meeting.

          Each proxy that we receive prior to the annual meeting will, unless revoked, be voted in accordance with the instructions we are given for that proxy. If no instruction is given, the shares will be voted FOR the election of our nominee for director listed in this proxy statement, FOR the amendment of our Certificate of Incorporation to increase the authorized number of shares of common stock from 50,000,000 to 100,000,000 shares, FOR the adoption of our 2004 Equity Incentive Plan and FOR ratification of the appointment of Ernst & Young LLP as our independent auditors for 2004. A stockholder who has given a proxy in writing may revoke it at any time before it is voted at the annual meeting in any of three ways:

     o by delivering a written notice of revocation to the Secretary of Waste Connections;

     o by delivering a duly executed proxy bearing a later date to the Secretary of Waste Connections; or

     o    by attending the meeting and voting in person.

          A quorum of stockholders is necessary to take action at the annual meeting. A majority of the outstanding shares of common stock, represented in person or by proxy, will constitute a quorum. We will use an automated system administered by our transfer agent to tabulate the votes at the annual meeting. Under certain circumstances, a broker or other nominee may have discretionary authority to vote certain shares of common stock if the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote. We will treat directions to withhold authority, abstentions and broker non-votes (which occur when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker or other nominee does not have discretionary voting power for that item and has not received instructions from the beneficial owner) as present and entitled to vote for purposes of determining whether a quorum is present at the annual meeting.


                                       1
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          Accordingly, directions to withhold authority, abstentions and broker non-votes will have no effect on the election of directors or on the voting on a matter that requires the affirmative vote of a certain percentage of the votes cast or shares voting on a matter, but will be the equivalent of a "no" vote on a matter that requires the affirmative vote of a certain percentage of the votes entitled to be cast on a matter.

          No minimum number of votes is required to elect our nominee as a director. The affirmative vote of at least a majority of the outstanding shares of common stock is required to approve the amendment to our Certificate of Incorporation. The affirmative vote of at least a majority of the shares of common stock present in person or represented by proxy at the annual meeting is required to approve the 2004 Equity Incentive Plan and to ratify the appointment of
Ernst & Young LLP as independent auditors for the year 2004.

                                       PRINCIPAL STOCKHOLDERS

          The following table shows the amount of Waste Connections' common stock beneficially owned, as of March 1, 2004, by: (i) each person or entity that we know owns more than 5% of our common stock;
(ii) the "named executive officers" identified below under "Executive Compensation" and each director of
Waste Connections; and (iii) all current directors, nominees and executive officers of Waste Connections as a group. An asterisk in the percent of outstanding shares column indicates beneficial ownership of less than 1% by a director.

                                                                                      PERCENTAGE
                                                                                    OF OUTSTANDING
                                                                                      SHARES OF
NAME OF BENEFICIAL OWNER (1) (2)                                           NUMBER    COMMON STOCK
--------------------------------                                           ------    ------------
Westfield Capital Management Co., LLC (3)............................    2,603,368        9.0
Franklin Resources, Inc. (3) (4).....................................    2,003,597        6.9
T. Rowe Price Associates, Inc. (3)...................................    1,907,800        6.6
FMR Corp. (3)........................................................    1,739,950        6.0
Ronald J. Mittelstaedt (5)...........................................      521,018        1.8
Steven F. Bouck (6)..................................................      356,072        1.2
Darrell W. Chambliss (7).............................................      177,128        0.6
Eugene V. Dupreau (8)................................................      149,283        0.5
Robert D. Evans (9)..................................................      109,334        0.4
William J. Razzouk (10)..............................................       78,500        *
Robert H. Davis (11) ................................................       48,100        *
Michael W. Harlan (12)...............................................       43,000        *
Worthing F. Jackman (13).............................................       25,000        0.1
All executive officers and directors as a group (16 persons).........    1,827,959        6.1

-----------------

(1)  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange
     Commission. In general, a person who has voting power and/or investment power with respect to securities is treated as the beneficial owner of those securities. Shares of common stock subject to options and/or warrants currently exercisable or exercisable within 60 days and shares of common stock into which convertible securities are convertible within 60 days count as outstanding for computing the percentage beneficially owned by the person holding such options, warrants and convertible securities. Except as otherwise indicated by footnote,  we believe that the persons named in this table have sole voting and investment power with respect to the shares of common stock shown.

(2)  Deutsche Bank AG filed a Schedule 13G with the Securities and Exchange Commission on February
     9, 2004 indicating it beneficially owned 2,125,279 shares of our common stock. Based on our review of the Form 13F filed by Deutsche Bank AG with the Securities and Exchange Commission on March 4,
     2004, we have reason to believe that the information contained in the Schedule 13G filed by
     Deutsche Bank AG is not complete, and that an amendment should have been filed to the Schedule
     13G indicating that a substantial percentage of the beneficial ownership indicated assumes the conversion of our Floating Rate Convertible Subordinated Notes due 2022 beneficially owned by
     Deutsche Bank AG but not convertible within 60 days. Accordingly, we have not included Deutsche
     Bank AG in the table of our principal stockholders.

(3)  The address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, Maryland 21202.
     The address of Franklin Resources, Inc. is One Franklin Parkway, San Mateo, CA 94403. The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109. The address of Westfield
     Capital Management Co., LLC is One Financial Center, Boston, Massachusetts 02111. The share ownership of T. Rowe Price Associates, Inc. is based on a Schedule 13G filed with the Securities and Exchange
     Commission on February 10, 2004. The share ownership of Franklin Resources, Inc. is based on a
     Schedule 13G filed with the Securities and Exchange Commission on February 9, 2004. The share ownership of FMR Corp. is based on a Schedule 13G/A filed with the Securities and Exchange
     Commission on February 17, 2004 and the share ownership of Westfield Capital Management Co., LLC is based on a Schedule 13G filed with the Securities and Exchange Commission on January 16, 2002
     and a Form 13F filed with the Securities and Exchange Commission on January 15, 2004.


                                               2
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(4)       Includes 105,160 shares that would result from the conversion of 5 1/2% Convertible Subordinated
          Notes due 2006.

(5)       Includes 220,001 shares purchasable under currently exercisable options and 60,000 shares subject to a prepaid forward contract. Also includes 241,017 shares held by Mittelstaedt
          Enterprises, L.P., of which Mr. Mittelstaedt is a limited partner. Excludes 2,600 shares held by the Mittelstaedt Family Trust as to which Mr. Mittelstaedt disclaims beneficial ownership.

(6)       Includes 10,000 shares owned by Mr. Bouck's two minor sons and 195,250 shares purchasable under currently exercisable options.

(7)       Includes 110,417 shares purchasable under currently exercisable options.

(8)       Includes 66,667 shares purchasable under currently exercisable warrants and 40,001 shares purchasable under currently exercisable options.

(9)       Includes 108,334 shares purchasable under currently exercisable options.

(10)      Includes 77,500 shares purchasable under currently exercisable options.

(11)      Includes 45,000 shares purchasable under currently exercisable options.

(12)      Includes 40,000 shares purchasable under currently exercisable options.

(13)      Includes 25,000 shares purchasable under currently exercisable options.






                                                       3
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                                          PROPOSAL I -- ELECTION OF DIRECTORS

          Our Board of Directors is currently composed of five directors and is divided into three classes. One class is elected each year for a three-year term. At the annual meeting, Mr. Mittelstaedt will be nominated to serve in
Class III until the annual meeting of stockholders to be held in 2007 and until a successor has been duly elected and qualified. Proxies will be voted, unless otherwise indicated, for the election of Mr. Mittelstaedt for director. Proxies will be voted in a discretionary manner if Mr. Mittelstaedt is unable to serve. Mr. Mittelstaedt currently serves as President, Chief Executive Officer and Chairman of the Company, and is a director of the Company.

          Certain information about Mr. Mittelstaedt and the directors serving in Class I and Class II, whose terms expire in future years, is set forth below.

     NAME AND BACKGROUND                                                                               AGE    DIRECTOR
     -------------------                                                                               ---    --------
                                                                                                                SINCE
                                                                                                                -----
     NOMINEE FOR CLASS III DIRECTOR FOR TERM EXPIRING IN 2007

     RONALD J. MITTELSTAEDT has been President, Chief Executive Officer and a director of Waste         40      1997
     Connections since the company was formed, and was elected Chairman in January 1998.  Mr.
     Mittelstaedt has more than 15 years of experience in the solid waste industry. He served as a consultant to United Waste Systems, Inc., with the title of Executive Vice President, from
     January 1997 to August 1997, where he was responsible for corporate development for all states west of Colorado. As Regional Vice President of USA Waste Services, Inc. (including Sanifill,
     Inc., which was acquired by USA Waste Services, Inc.) from November 1993 to January 1997, he was responsible for all operations in 16 states and Canada.  Mr. Mittelstaedt held various positions at Browning- Ferris Industries, Inc. from August 1988 to November 1993, most recently as Division Vice President in northern California, overseeing the San Jose market.
     Previously he was the District Manager responsible for BFI's operations in Sacramento and the surrounding areas.

     CLASS I DIRECTORS CONTINUING IN OFFICE - TERM EXPIRING IN 2005

     EUGENE V. DUPREAU has been Vice President-- Western Region and a director of Waste Connections     56      1998
     since February 1998. Mr. Dupreau served as President and a director of Madera Disposal
     Systems, Inc. beginning in 1981 and 1985, respectively, and held both positions until Waste
     Connections acquired Madera in 1998. Mr. Dupreau also holds two California State Contractors
     License, Class A and C 12. He has served as a director of several civic and charitable organizations in Madera County.

     ROBERT H. DAVIS is President/Chief Executive Officer and a director of GreenMan Technologies,      61      2001
     Inc., a tire shredding and recycling company.  Prior to joining GreenMan, Mr. Davis served as
     Vice President of Recycling for Browning-Ferris Industries, Inc. from 1990 to 1997.  A 26-year veteran of the solid waste and recycling industry, Mr. Davis has also held executive positions with Fibres International, Garden State Paper Company and SCS Engineers, Inc.

     CLASS II DIRECTORS CONTINUING IN OFFICE - TERM EXPIRING IN 2006

     MICHAEL W. HARLAN is Executive Vice President, Chief Operating Officer and Chief Financial         43      1998
     Officer of U.S. Concrete, Inc., a major producer of ready-mixed concrete and related concrete products.  From November 1997 to January 30, 1998, Mr. Harlan served as a consultant to Waste
     Connections on various financial matters. From March 1997 to August 1998, Mr. Harlan was Vice
     President and Chief Financial Officer of Apple Orthodontix, Inc., a publicly traded company that provides practice management services to orthodontic practices in the U.S. and Canada. In
     January 2000, approximately 17 months after Mr. Harlan departed from Apple Orthodontix, Apple
     Orthodontix filed a voluntary case under chapter 11 of the federal bankruptcy code.  From
     April 1991 to December 1996, Mr. Harlan held various positions in the finance and acquisition departments of USA Waste Services, Inc. (including Sanifill, Inc., which was acquired by USA
     Waste Services, Inc.), including serving as Treasurer and
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     NAME AND BACKGROUND                                                                               AGE    DIRECTOR
     -------------------                                                                               ---    --------
                                                                                                                SINCE
                                                                                                                -----
     Assistant Secretary, beginning in September 1993. From May 1982 to April 1991, Mr. Harlan held various positions in the tax and corporate financial consulting services division of Arthur
     Andersen LLP, where he was a Manager since July 1986.

     WILLIAM J. RAZZOUK owns WJR Advisors and WJR Ventures, management consulting and investment        56      1998
     firms.  From August 2000 to December 2002, he was a Managing Director of Paradigm Capital
     Partners, LLC, a venture capital firm in Memphis, Tennessee that focuses on meeting the capital and advisory needs of emerging growth companies.  From September 1998 to August 2000, he was Chairman of PlanetRx.com, an e-commerce company focused on healthcare and sales of prescription and over-the-counter medicines, health and beauty products and medical supplies.
     He was also Chief Executive Officer of that company from September 1998 until April 2000.
     From April 1998 until September 1998, Mr. Razzouk owned a management consulting business and an investment company that focused on identifying strategic acquisitions. From September 1997 until April 1998, he was also the President, Chief Operating Officer and a director of Storage
     USA, Inc., a publicly traded real estate investment trust that owns and operates more than 350 mini storage warehouses.  He served as the President and Chief Operating Officer of America
     Online from February 1996 to June 1996. From 1983 to 1996, Mr. Razzouk held various management positions at Federal Express Corporation, most recently as Executive Vice President, World
     Wide Customer Operations, with full worldwide profit and loss responsibility. Mr. Razzouk previously held management positions at ROLM Corporation, Philips Electronics and Xerox
     Corporation.  He previously was a director of Fritz Companies, Inc., Sanifill, Inc., Cordis
     Corp., Storage USA, PlanetRx.com, America Online, and La Quinta Motor Inns.


INFORMATION REGARDING BOARD OF DIRECTORS AND COMMITTEES

          Our Board of Directors held five meetings during 2003. The Board of Directors has an Executive Committee, an
Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Each director attended at least 75% of the meetings of the Board of Directors and the committees on which he served in 2003. The Board has determined that each of Messrs. Harlan, Razzouk and Davis is "independent" within the meaning of Section 10A(m)(3) of the Securities Exchange Act of 1934 and Section 303A.02 of the New York Stock Exchange Listed Company Manual.

          Our policy on director attendance at annual meetings of stockholders is that directors are invited but not required to attend. Mr. Mittelstaedt, the Chairman of the Board, and Mr. Davis attended the annual meeting of stockholders in 2003.

          The Executive Committee, whose Chairman is Mr. Mittelstaedt and whose other current members are Mr. Harlan and Mr. Razzouk, met seven times in 2003. The Executive Committee is authorized to exercise all of the powers and authority of the Board of Directors in managing our business and affairs, other than to authorize matters required by
Delaware law to be approved by the stockholders, and other than adopting, amending or repealing any By-law. Between meetings of the Board, the Executive Committee approves all acquisitions by us for stock and all acquisitions by us for cash or other consideration of $2.5 million or more.

          The Audit Committee, whose chairman is Mr. Harlan and whose other current members are Mr. Razzouk and Mr.
Davis, met six times in 2003. The Board has determined that all of the members of the Audit Committee are "financially literate" within the meaning of Section 303A.07 of the New York Stock Exchange Listed Company Manual and are
"independent" as defined in Sections 303.01(B)(2)(a) and (3) and 303A.02 of that Manual and Item 7(d)(3)(iv) of
Schedule 14A under the Securities Exchange Act of 1934. The Board has also determined that Mr. Harlan is an "audit committee financial expert" as defined in Section 401(h) of Regulation S-K of the Securities and Exchange Commission.
The committee's duties are discussed below under "Audit Committee Report." A current copy of the Audit Committee charter, which our Board has adopted, is attached as Exhibit A and is available on our website at
www.wasteconnections.com.

          The Compensation Committee, whose chairman is Mr. Razzouk and whose other current members are Mr. Harlan and
Mr. Davis, met four times in 2003. This committee is responsible for establishing our executive officer compensation policies and administering such policies. The Compensation Committee studies, recommends and implements the amount, terms and conditions of payment of any and all forms of compensation for our directors, executive officers, employees, consultants and agents; approves and administers any guarantee of any obligation of, or other financial assistance to any officer or other employee; and approves the grant
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                                                           5
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of options, warrants, restricted stock and other forms of equity incentives to officers, directors, employees, agents and consultants. See "Executive
Compensation - Compensation Committee Report on Executive Compensation." The
Board has determined that all members of the Compensation Committee are
"independent" as defined in Section 303A.02 of the New York Stock Exchange
Listed Company Manual. A current copy of the Compensation Committee charter is attached as Exhibit B and is available on our website at
www.wasteconnections.com.

          In 2003, the Board of Directors established a Nominating and Corporate Governance Committee to recommend to the Board director nominees and to develop and implement corporate governance principles. Mr. Davis is chairman of the Nominating and Corporate Governance Committee, and Messrs. Harlan and Razzouk are members of that committee. The Committee did not meet in 2003, but has met once in 2004. The Board has determined that all of the members of the Nominating and Corporate Governance Committee are "independent" as defined in Section 303A.02 of the New York Stock Exchange Listed Company Manual. A copy of the Nominating and Corporate Governance Committee Charter is attached as Exhibit C and is available on our website at www.wasteconnections.com.

          Our Board believes that directors must have the highest personal and professional ethics, integrity and values. They must be committed to representing the long-term interests of our stockholders. They must have objective perspective, practical wisdom, mature judgment and expertise, and operational or financial skills and knowledge useful to the oversight of our business. Our goal is to have a Board that represents diverse experiences at policy-making levels in business and other areas relevant to our activities. Directors should be committed to serving on the Board for an extended period of time. In addition to the foregoing qualities, the Nominating and Corporate Governance Committee will take a number of other factors into account in considering candidates as nominees for the Board, including the following: (i) whether the candidate is independent within the meaning of Rule 303A.02 of the New York Stock Exchange Listed Company Manual and Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934; (ii) relevant business, academic or other experience; (iii) willingness and ability to attend and participate actively in Board and Committee meetings and otherwise to devote the time necessary to serve, taking into consideration the number of other boards on which the candidate serves and the candidate's other business and professional commitments; (iv) potential conflicts of interest; (v) whether the candidate is a party to any adverse legal proceeding; (vi) the candidate's reputation; (vii) specific expertise and qualifications relevant to any Committee that the candidate is being considered for, such as whether a candidate for the Audit Committee meets the applicable financial literacy or audit committee financial expert criteria; (viii) willingness and ability to meet our director's equity ownership guidelines; (ix) willingness to adhere to our Code of Conduct and Ethics; (x) ability to interact positively and constructively with other directors and management; (xi) willingness to participate in a one-day new director orientation session; (xii) willingness to attend educational forums or workshops to enhance understanding of new and evolving governance requirements; and (xiii) the size and composition of the current Board.

          When seeking candidates for director, the Nominating and Corporate Governance Committee may solicit suggestions from incumbent directors, management, third party advisors, business and personal contacts, and stockholders. The Committee may also engage the services of a search firm. After conducting an initial evaluation, the Nominating and Corporate Governance Committee will make arrangements for candidates it considers suitable to be interviewed by each member of the Committee. Each candidate will be required to complete a standard directors and officers questionnaire, completed by all of the directors annually. The Committee may also ask the candidate to meet with members of our management. If the Committee believes that the candidate would be a valuable addition to the Board, it will recommend the candidate for nomination to the Board.

          The Nominating and Corporate Governance Committee will apply the criteria described above when considering candidates recommended by stockholders as nominees for the Board. A stockholder who wishes to submit a candidate for consideration at an annual meeting of stockholders must notify the Secretary of Waste Connections in writing no later than 120 calendar days before the one-year anniversary of the date our Proxy Statement was released to stockholders in connection with the previous year's annual meeting. The stockholder's written notice must include information about the proposed nominee, including name, age, business address, residence address, telephone number and e-mail address, principal occupation, shares of our common stock beneficially owned, and any other information required in proxy solicitations, including employment history, participation as a director of other public or private corporations, and information about any relationship or understanding between the proposing stockholder and the candidate or any other person (naming that person) pursuant to which the nomination is to be made. The written notice must be accompanied by the executed consent of each nominee to serve as a director if elected.

          Before nominating a sitting director for reelection at an annual meeting, the Nominating and Corporate Governance Committee will consider the director's performance and contribution to the Board.

          We have adopted a Code of Conduct and Ethics that applies to all of our directors, officers, and employees. We have made the Code of Conduct and Ethics available on our website at www.wasteconnections.com.

HOW TO CONTACT DIRECTORS

          Stockholders may communicate with the Board generally or with a specific director at any time by writing to the Board or a specific director, care of the Secretary of Waste Connections, Inc., 35 Iron Point Circle, Suite 200, Folsom, California 95630. The Secretary will forward all communications to the Board or a specific director, as applicable, as soon as practicable after receipt without screening the communication. Stockholders are requested to provide their contact information and to state the number of shares of our common stock that they beneficially own in communications to the Board. Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, stockholders are urged to limit their communications to the Board to matters that are of stockholder interest and that are appropriate for consideration at the Board level.

COMPENSATION OF DIRECTORS

          Directors who are officers or employees of Waste Connections do not currently receive any compensation as directors or for attending meetings of the Board of Directors or its committees. Each independent director receives a monthly retainer of $1,000 plus a fee of $4,500 for attending each Board meeting and each committee meeting (unless held on the same day as a full Board meeting) in person, a fee of $750 for attending each significant, non-routine telephonic Board or committee meeting, and reimbursement of reasonable expenses incurred.

          We grant each independent director who has not been an employee of ours at any time during the 12 months preceding his or her initial election and appointment to the Board an option to purchase shares of our common stock at the time of his or her initial election or appointment. We also grant each independent director an option to purchase at least 20,000 shares of our common stock each year during which the director serves on the Board. All such options have an exercise price equal to the fair market value of the common stock on the grant date, vest in full on the grant date, and expire upon the earlier to occur of ten years after the grant date or one year after the director ceases to be a member of the Board.


DIRECTORS' EQUITY OWNERSHIP

          The Board has established a policy that requires each current independent director to acquire, by December 2005, a number of shares of our common stock with a market value at the time of purchase equal to approximately three times the director's annual cash compensation for serving as a director. New directors are required to acquire ownership of that number of shares over a three year period of time commencing with their appointment or election to the Board.


                                              EXECUTIVE COMPENSATION

SUMMARY COMPENSATION INFORMATION

          The following table contains information about the annual and long-term compensation earned in 2001,
2002, and 2003 by our Chief Executive Officer, Ronald J. Mittelstaedt, and our four most highly compensated executive officers other than Mr. Mittelstaedt. The persons named in the table are sometimes referred to in this proxy statement as the "named executive officers." Mr. Mittelstaedt has been compensated in accordance with the terms of his Employment Agreement, which is described below.

                                            SUMMARY COMPENSATION TABLE


                                                                                               LONG-TERM
                                                                                             COMPENSATION
                                                                                       ------------------------
                                                                                                       SHARES
                                                          ANNUAL COMPENSATION                        UNDERLYING
                                                --------------------------------------  RESTRICTED     OPTIONS
NAME AND PRINCIPAL POSITION               YEAR    SALARY        BONUS         OTHER       STOCK     GRANTED (1)
---------------------------              ------ ----------   ----------    ----------- ------------ -----------
Ronald J. Mittelstaedt...............     2001  $ 295,000    $      --     $        --      --        115,000
  President, Chief Executive              2002    295,000      157,000              --      --        130,000
  Officer and Chairman                    2003    295,000           --              --      --        115,000
Steven F. Bouck......................     2001    192,913           --              --      --         70,000
  Executive Vice President                2002    200,000       85,000              --      --         85,000
  and Chief Financial Officer             2003    218,692           --              --      --         80,000
Darrell W. Chambliss.................     2001    149,112           --              --      --         50,000
  Executive Vice President and Chief      2002    154,154       70,000              --      --         60,000
  Operating Officer                       2003    176,115           --              --      --         65,000
Robert D. Evans......................     2001         --           --              --      --             --
  Executive Vice President, General       2002    106,923      100,000       1,000,000      --        130,000
  Counsel and Secretary (2)               2003    203,058           --              --      --         75,000
Worthing F. Jackman..................     2001         --           --              --      --             --
   Vice President-- Finance and           2002         --           --              --      --             --
   Investor Relations                     2003    105,346       56,733         100,000      --         75,000

-----------------
(1)  See "Option Grants" below.

(2)  "Other" annual compensation earned by Mr. Evans in 2002 consists of stock options granted with an aggregate exercise price $600,000 below the fair market value on the date of grant and a $400,000 signing bonus, a portion of which is payable to Mr. Evans at his discretion through 2004.

(3)  "Other" annual compensation earned by Mr. Jackman in 2003 consists of a signing bonus.


STOCK OPTIONS

          OPTION GRANTS. The following table contains information concerning the grant of options to purchase shares of our common stock during 2003 to the named executive officers.


                                                 2003 OPTION GRANTS


                                                                                              POTENTIAL REALIZABLE
                                                                                                VALUE AT ASSUMED
                                                                                                 ANNUAL RATES OF
                               NUMBER OF     % OF TOTAL                                            STOCK PRICE
                                SHARES         OPTIONS                                          APPRECIATION FOR
                              UNDERLYING     GRANTED TO       EXERCISE                           OPTION TERM (3)
NAME OF                         OPTIONS       EMPLOYEES         PRICE                       ------------------------
BENEFICIAL OWNER              GRANTED (1)      IN 2003      PER SHARE (2)  EXPIRATION DATE      5%            10%
----------------              -----------    ----------     -------------  ---------------  ----------    ----------
Ronald J. Mittelstaedt......   115,000           7.0%        $  32.62         2/20/2013     $2,359,172    $5,978,606
Steven F. Bouck.............    80,000           4.9            32.62         2/20/2013      1,641,163     4,159,030
Darrell W. Chambliss........    65,000           4.0            32.62         2/20/2013      1,333,445     3,379,212
Robert D. Evans.............    75,000           4.6            32.62         2/20/2013      1,538,591     3,899,091
Worthing F. Jackman.........    75,000           4.6            32.29         4/24/2013      1,523,026     3,859,646

----------------

(1)  Options for 111,935 shares granted to Mr. Mittelstaedt and all options granted to Messrs. Bouck, Chambliss,
     Evans and Jackman vest over a three-year period commencing on the date of grant. Options for 3,065 shares granted to Mr. Mittelstaedt vest on the third anniversary of the date of grant.

(2)  All options granted to the named executive officers were granted at fair market value as determined by the
     Compensation Committee on the date of grant.

(3)  Amounts reported in these columns represent amounts that the named executive officers could realize on exercise of options immediately before they expire, assuming that our common stock appreciates at 5% or 10% annually.
     These amounts do not take into account taxes and expenses that may be payable on such exercise. The amount actually realized will depend on the price of our common stock when the options are exercised, which may be before the term expires. The Securities and Exchange Commission requires the table to reflect 5% and 10%
     annualized rates of stock price appreciation. We do not project those rates and our common stock may not appreciate at those rates.


          OPTION VALUES. The following table shows information about the named executive officers' exercises of options during 2003 and the value of their unexercised options outstanding as of December 31, 2003.


                           AGGREGATED OPTION EXERCISES IN 2003 AND YEAR-END OPTION VALUES


                                                              NUMBER OF SHARES
                                                                UNDERLYING                VALUE OF UNEXERCISED
                                SHARES                     UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
NAME OF                        ACQUIRED       VALUE           DECEMBER 31, 2003           DECEMBER 31, 2003 (1)
BENEFICIAL OWNER              ON EXERCISE   REALIZED    EXERCISABLE    UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
----------------              -----------  ----------   -----------    -------------   -----------    -------------
Ronald J. Mittelstaedt......     56,667    $1,067,253     143,334         239,999      $ 2,048,410    $   1,943,427
Steven F. Bouck.............     13,000       326,154     118,167         159,999        1,921,516        1,484,170
Darrell W. Chambliss........     29,999       664,069      53,333         121,667          695,917        1,091,221
Robert D. Evans.............         --            --      83,334         121,666        1,080,604          655,046
Worthing F. Jackman.........         --            --          --          75,000               --          411,000

----------------

(1)  Based on the closing price of our common stock of $37.77 on the New York Stock Exchange on December 31, 2003,
     less the per share exercise price.

EMPLOYMENT AGREEMENTS

          We have entered into employment agreements with each of the named executive officers. The employment agreements with Messrs. Mittelstaedt and Chambliss were entered into on October 1, 1997, and amended effective June 1, 2000. Mr. Mittelstaedt's employment agreement was amended again effective March 1, 2004. The employment agreement for Mr. Chambliss terminates on May 31, 2006, while Mr. Mittelstaedt's terminates on February 28, 2007. The terms of the employment agreements for Messrs. Mittelstaedt and Chambliss are automatically extended for an additional year on the anniversary of their effective date, thus extending the terms to three years from that date, unless either party has given the other notice of termination. The employment agreement with Mr. Bouck was entered into on February 1, 1998, and was amended effective June 1, 2000. The initial term of Mr. Bouck's employment agreement terminates on March 31, 2004. Mr. Bouck's employment agreement is automatically renewed for successive terms of one year at the end of its term, unless either party gives the other notice of termination. The employment agreement with Mr. Evans was entered into on May 10, 2002 and terminates on May 31, 2006. On June 1 of each year, Mr. Evans' employment agreement is automatically extended for an additional year, thus extending the term to three years from such date, unless either party gives the other notice of termination. The employment agreement with Mr. Jackman was entered into in April 2003 and terminates on April 25, 2006. On April 25 of each year commencing in 2004, Mr. Jackman's employment agreement is automatically extended for an additional year, thus extending the term to three years from such date, unless either party gives the other notice of termination.

          Waste Connections or the named executive officer may terminate each agreement with or without cause at any time. If we terminate the agreement without cause (as defined in the agreement) or if the named executive officer terminates the agreement for good reason (as defined in the agreement), we are required to make certain severance payments, and all of the named executive officer's unvested options, warrants and rights relating to our common stock will immediately vest and all options that they then hold would be exercisable for a period ranging from three years to five years from the date of termination. A change in control of Waste Connections (as defined in the agreement) is generally treated as a termination of the named executive officer without cause.

          Severance payments payable to Messrs. Mittelstaedt, Chambliss and Evans would be equal to the officer's base salary and a prorated portion of the maximum bonus payable to them for the year in which the termination occurs, plus an amount equal to three times their respective then current base salary and maximum bonus for the year in which termination occurs. The severance payment payable to Mr. Jackman would be equal to his base salary payable through his termination date and the full (not prorated) maximum bonus payable to him for the year in which the termination occurs, plus an amount equal to three times his then current base salary and maximum bonus for the year in which termination occurs. Mr. Mittelstaedt's severance payment is payable in a lump sum, subject to his compliance with certain provisions of his employment agreement. In the case of Messrs. Chambliss, Evans and Jackman, one-third of their severance payment is payable on termination of employment, and one-third is payable on each of the first and second anniversaries of termination of employment, subject to compliance with certain provisions of their respective employment agreements. Mr. Evans' employment agreement provides that he may borrow up to $400,000 from us in $100,000 increments during each twelve month period commencing June 1, 2002, 2003, 2004 and 2005 bearing interest at the rate of 6% per annum. Any such loan would be due and payable May 31, 2006, although if the market value of options for 70,000 shares granted to Mr. Evans in 2002 is not greater than $1.5 million for a specified period in the year before the loan is due, the principal and any accrued interest will be forgiven, unless Mr. Evans elects to extend the loan for another year. Mr. Evans has not borrowed any of these funds from us. As part of Mr. Evans' severance package, the principal and accrued but unpaid interest on these borrowings would be forgiven and, if the amount borrowed were less than $400,000, Mr. Evans would receive a lump sum payment of $400,000, less the principal amount of these borrowings that is forgiven.

          In the event of a change in control, Messrs. Mittelstaedt, Chambliss, Evans and Jackman would be entitled to payment of their respective severance amounts in a lump sum and not in installments. In the event Mr. Mittelstaedt voluntarily terminates his employment or his employment is terminated for cause, we have the option to make him subject to the terms of a non-competition agreement for a period of 18 months from the date of termination, in which case he would be entitled to the same severance benefits to which he would be entitled in the event of a termination without cause.

          Severance payments to Mr. Bouck would be a lump sum equal to his base salary and prorated portion of the maximum bonus payable to him for the year in which termination occurs, plus an amount equal to the greater of the aggregate total compensation paid to him for the twelve months preceding termination or the amount remaining payable under his agreement. Mr. Bouck would be entitled to the same payments on a change in control.

          In addition to their severance payments, in the event of a change in control, the named executive officers would be entitled to receive either (i) options to purchase stock of the acquiring company for the same number of shares as they would have received had they exercised their Waste Connections options immediately prior to the acquisition resulting in a change in control and received for the shares acquired on exercise of such options shares of the acquiring company in the change in control transaction (the aggregate exercise price for the shares covered by such options would be the aggregate exercise price for the Waste Connections options) or (ii) a lump sum payment equal on an after-tax basis to at least the net after-tax gain they would have realized on exercise of such options of the acquiring company and sale of the underlying shares.

          The base salaries and maximum performance bonuses as a percentage of annual base salary for the named executive officers for the year 2004 is set forth below:

                                          ANNUAL BASE SALARY    MAXIMUM BONUS
                                          ------------------    -------------
          Ronald J. Mittelstaedt.......        $295,000              100%
          Steven F. Bouck..............        $230,000              50%
          Darrell W. Chambliss.........        $200,000              50%
          Robert D. Evans..............        $215,000              50%
          Worthing F. Jackman..........        $165,000              50%

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          We employ John Felts, the brother-in-law of Ronald Mittelstaedt, as a Network Manager. The total salary and bonus compensation we paid to Mr. Felts in 2003 was $80,066. In addition, Mr. Felts realized a gain of $29,757 in 2003 on the sale of common stock received on exercise of options. In 2003, we granted options to Mr. Felts for 5,000 shares of our common stock. The options were granted on the same terms and conditions as options to all other employees.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          In 2003, the Compensation Committee of our Board consisted of Messrs. Razzouk, Harlan and Davis. None of our executive officers served as a director or member of the compensation committee of another entity which had an executive officer that served as a director or member of our Compensation Committee.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

          The Compensation Committee has prepared the following report for Waste Connections' stockholders on executive compensation.

          COMPENSATION PROCEDURES AND POLICIES. The Compensation Committee determines the compensation of all of Waste Connections' executive officers, including the named executive officers. All decisions by the Compensation Committee relating to the compensation of executive officers, including decisions relating to stock options, are reviewed by the full Board of Directors.

          Our executive compensation philosophy and specific compensation plans tie a significant portion of executive compensation to Waste Connections' success in meeting specified targets of growth in operating income before depreciation and amortization as well as budgeted earnings per share annually. Our compensation objectives include attracting and retaining the best possible executive talent, motivating executive officers to achieve the Company's performance objectives, rewarding individual performance and contributions, and linking executive and stockholder interests through equity-based plans.

          Our executive compensation consists of three key components: base salary, performance bonuses and stock options. Each of these components is intended to complement the others which, taken together, satisfy our compensation objectives. The Compensation Committee's policies with respect to each of the three components, including the bases for the compensation awarded to Ronald J. Mittelstaedt, as the Company's Chief Executive Officer, are discussed below.

          Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly-held corporations for compensation in excess of $1,000,000 paid for any fiscal year to a corporation's Chief Executive Officer and its four
(4) other most highly compensated officers. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. The policy of the Compensation Committee is to structure the compensation of the Company's executive officers to avoid the loss of the deductibility of any compensation, even though Section 162(m) does not preclude the payment of compensation in excess of $1,000,000. Notwithstanding the above, the Compensation Committee reserves the authority to award non-deductible compensation in circumstances as it deems appropriate. The Company believes that Section 162(m) will not have any effect on the deductibility of the compensation of any executive officer for 2003.

          BASE SALARY. Each fiscal year, the Compensation Committee reviews the base salary of our Chief Executive Officer and the recommendation of the Chief Executive Officer with regard to the base salary of each of our other executive officers and approves, with any modifications it deems appropriate, annual base salaries for each of the executive officers. The Compensation Committee reviews available national survey data regarding salaries of those persons holding comparable positions at comparably sized solid waste service companies to establish base salary ranges. Each base salary range is based upon a fair market base salary that is at the low end of the range for comparable companies. The base salaries paid in 2003 to each of the executive officers, including the Chief Executive Officer, were within the desired ranges.

          ANNUAL PERFORMANCE BONUS. The Compensation Committee also considers the payment of cash performance bonuses as part of its compensation program. Annual cash bonuses reflect a policy of requiring a certain level of financial and operational performance, generally measured in growth in revenues through acquisitions and on achieving target levels of operating income before depreciation and amortization and earnings per share, for the prior fiscal year before any cash bonuses are earned by executive officers. In general, the Compensation Committee has tied maximum potential bonus compensation to base salary at levels that make the Company competitive to other comparably sized solid waste services companies. We did not pay cash performance bonuses to our executive officers for 2003, except to Mr. Jackman, whose bonus for 2003 was guaranteed.

          STOCK OPTIONS. The Company's executive officers are also entitled to participate in the Second Amended and Restated 1997 Stock Option Plan and the 2002 Senior Management Equity Incentive Plan, and will be entitled to participate in the 2004 Equity Incentive Plan discussed elsewhere in this Proxy Statement should our stockholders approve that plan. The Compensation Committee believes that it is to Waste Connections' advantage to increase the interest of the executives in the Company's welfare, as such employees share the primary responsibility for the Company's management and growth. In addition, the Compensation Committee believes that, because new option grants are set at fair market value, such grants have the effect of increasing the executive's price targets for the Company's common stock. Moreover, the Company's stock option plans provide a significant non-cash form of compensation, which is intended to benefit Waste Connections and its stockholders by enabling the Company to continue to attract and to retain qualified personnel without having a negative impact on its cash flow. The Compensation Committee generally sets option grant levels at ranges that exceed those of comparably sized solid waste companies.

          CHIEF EXECUTIVE'S COMPENSATION FOR 2003. On October 1, 2000, Mr. Mittelstaedt's base salary was increased to $295,000 per year, which level remained in effect through December 31, 2003. Mr. Mittelstaedt's performance bonus for 2003 was based on Waste Connections achieving specified levels of growth in revenues, achieving a specified level of operating income before depreciation and amortization and achieving a specified earnings per share. The Company did not achieve these levels for 2003 and thus Mr. Mittelstaedt was not entitled to receive a bonus. On February 20, 2003, Waste Connections granted Mr. Mittelstaedt 111,935 non-qualified options and 3,065 incentive stock options to purchase shares of Waste Connections common stock at a price of $32.62 per share. The non-qualified options vest ratably on an annual basis over three years from the date of grant and expire on February 20, 2013. The incentive stock options vest on the third anniversary of the grant date and expire on February 20, 2013.

          FUTURE CHANGES IN COMPENSATION PHILOSOPHY. In anticipation of being required to expense stock options commencing in 2005 and the variable impact of stock options on determining the number of shares outstanding for purposes of calculating fully diluted earnings per share, the Compensation Committee intends to begin implementing changes to the Company's compensation philosophy in 2004. Generally, during the next three years, our intent is to increase base salary, cash performance bonuses and restricted stock grants, and to reduce the number of options granted to our employees, officers and directors. The 2004 Equity Incentive Plan described elsewhere in this Proxy Statement is designed to allow us to begin that transition.

        This report is submitted on behalf of the Compensation Committee.

                                           William J. Razzouk, Chairman
                                           Michael W. Harlan
                                           Robert H. Davis

AUDIT COMMITTEE REPORT

          The Audit Committee has prepared the following report for Waste Connections' stockholders.

          The Audit Committee, whose chairman is Mr. Harlan and whose other current members are Mr. Razzouk and Mr. Davis, met six times in 2003. The Audit Committee operates under a written charter adopted by the Board of Directors.

          Management is responsible for Waste Connections' internal controls and the financial reporting process. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibilities are to review the Company's internal controls and the objectivity of its financial reporting, and to meet with appropriate financial personnel and the Company's independent auditors in connection with these reviews. The Audit Committee also reviews the professional services provided by the Company's independent auditors and reviews such other matters concerning Waste Connections' accounting principles and financial and operating policies, controls and practices, its public financial reporting policies and practices, and the results of its annual audit as the Committee may find appropriate or as may be brought to the Committee's attention.

          In this context, the Audit Committee has met and held discussions with Waste Connections' management and its independent auditors. Management represented to the Audit Committee that Waste Connections' consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committee).

          The independent auditors also provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee discussed with the independent auditors that firm's independence and considered the compatibility of non-audit services with the auditors' independence.

          Based on the Audit Committee's discussions with management and the independent auditors and its review of the representations of management and the report of the independent auditors, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in Waste Connections' Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission.

           This report is submitted on behalf of the Audit Committee.

                                            Michael W. Harlan, Chairman
                                            William J. Razzouk
                                            Robert H. Davis

          The following graph compares the total cumulative stockholder returns on common stock over the past five fiscal years for Waste Connections with the total cumulative returns of S & P 500 and a peer group index selected by us from 12/31/1998 through 12/31/2003. The graph assumes an investment of $100 in our common stock on 12/31/1998, and the reinvestment of all dividends (we have not paid any dividends during the period indicated). This chart has been calculated in compliance with Securities and Exchange Commission requirements and prepared by Research Data Group Inc., which holds licenses to use the indices herein.

          The peer group consists of the following companies: Allied Waste Industries, Inc., Casella Waste Systems, Inc., Republic Services, Inc., Waste Industries USA, Inc. and Waste Management, Inc.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                AMONG WASTE CONNECTIONS, INC., THE S&P 500 INDEX
                                AND A PEER GROUP




                              [PERFORMANCE GRAPH]




*$100 invested on 12/31/98 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.


                                                      Cumulative Total Return
                                   --------------------------------------------------------------
                                       12/98     12/99     12/00     12/01     12/02     12/03

WASTE CONNECTIONS, INC.                100.00     78.57    179.93    168.65    210.12    205.55
S & P 500                              100.00    121.04    110.02     96.95     75.52     97.18
PEER GROUP                             100.00     39.13     59.48     67.41     51.21     66.29


THE STOCK PRICE PERFORMANCE INCLUDED IN THIS GRAPH IS NOT NECESSARILY INDICATIVE OF FUTURE STOCK PRICE PERFORMANCE.

    PROPOSAL 2-- AMENDMENT OF CERTIFICATE OF INCORPORATION TO INCREASE NUMBER
                      OF AUTHORIZED SHARES OF COMMON STOCK

          Our Certificate of Incorporation currently authorizes 50,000,000 shares of common stock and 7,500,000 shares of preferred stock, all with a par value of $0.01 per share. At the annual meeting, our stockholders will be asked to consider and act on an amendment to our Certificate of Incorporation to increase the authorized number of shares of common stock from 50,000,000 to 100,000,000 shares. The Board of Directors approved this amendment to the Certificate of Incorporation on February 3, 2004. No change is being proposed to the authorized preferred stock.

          Waste Connections has grown significantly since its inception in 1997. Our Board believes that the increase in authorized shares is necessary to enable us to reserve a sufficient number of shares to meet all known requirements and provide flexibility in the future for general corporate purposes such as stock dividends or splits, acquisitions, equity and convertible security financings, and issuances under stock option, restricted stock, warrant or other employee equity incentive plans.

          The proposed amendment would increase the number of shares of common stock that we are authorized to issue from 50,000,000 to 100,000,000. The additional 50,000,000 shares would be part of the existing class of common stock, and, if and when issued, would have the same rights and privileges as the shares of common stock currently issued and outstanding. The common stock does not and will not have any preemptive rights to purchase newly issued shares.

          Unless deemed advisable by the Board of Directors, no further stockholder authorization would be sought for the issuance of additional shares of common stock. The Board of Directors has no immediate plans, intentions or commitments to issue additional shares of common stock for any purpose, including rendering more difficult or discouraging a merger, tender offer, proxy contest or other change in control of Waste Connections.

          If the amendment is approved, Article V, Section A of Waste Connections' Amended and Restated Certificate of Incorporation would be amended and restated to read as follows:

          "The Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The amount of the total authorized capital stock of the Corporation is 107,500,000 shares, divided into (a) 100,000,000 shares of Common Stock, par value $0.01 per share, and (b) 7,500,000 shares of Preferred Stock, par value $0.01 per share."

          If the amendment is approved by the stockholders, we expect to file with the Delaware Secretary of State, promptly after the annual meeting, a Certificate of Amendment of Certificate of Incorporation to become effective on May 27, 2004.

BOARD RECOMMENDATION

          The Board of Directors recommends a vote FOR the proposal to amend the Certificate of Incorporation to increase the authorized number of shares of common stock from 50,000,000 to 100,000,000 shares.

              PROPOSAL 3 -- APPROVAL OF 2004 EQUITY INCENTIVE PLAN

GENERAL

          We are asking our stockholders to approve the 2004 Equity Incentive Plan, which authorizes up to 1,500,000 shares of common stock for issuance pursuant to nonqualified stock options and restricted stock awards under that plan. A copy of the 2004 Equity Incentive Plan is attached to this Proxy Statement as Exhibit D.

          Our Board believes that our continued success depends on our ability to attract and retain highly competent persons as employees, officers, directors and consultants. We believe that one of the best ways to attain this objective is to give such persons the opportunity to acquire an ownership interest in the Company, either by purchasing shares of our common stock through the exercise of options, or by being granted shares of restricted stock. As of March 1, 2004, we had 5,006 options available to be granted under the Second Amended and Restated 1997 Stock Option Plan, 172,393 options available to be granted under the 2002 Stock Option Plan, 1,245,000 options available to be granted under the 2002 Senior Management Equity Incentive Plan, 14,528 shares of restricted stock available to be awarded under the 2002 Restricted Stock Plan, and 453,000 warrants available to be granted under the Consultant Incentive Plan. We believe that the numbers of options and shares of restricted stock remaining available for grant under these plans are insufficient for our hiring and retention goals.

          Accordingly, on March __, 2004, the Board of Directors decided to create a new plan, the 2004 Equity Incentive Plan, in order to attract and retain highly competent employees, officers, directors and consultants.

          The 2004 Equity Incentive Plan provides for the issuance of an aggregate of up to 1,500,000 nonqualified stock options and shares of restricted stock to employees, officers, directors and consultants, of which up to 300,000 shares may be delivered as restricted stock. No option or restricted stock award may be granted under this plan until the plan is approved by the stockholders. Approval of the 2004 Equity Incentive Plan requires the affirmative vote of a majority of the shares of common stock represented in person or by proxy at the Annual Meeting.

          Upon approval of the 2004 Equity Incentive Plan by our stockholders, our Board of Directors intends to make certain amendments to our existing Second Amended and Restated 1997 Stock Option Plan, 2002 Stock Option Plan, 2002 Senior Management Equity Incentive Plan and Consultant Incentive Plan that would preclude the grant of options or warrants with exercise prices below the fair market value of the underlying common stock on the date of grant and would reduce by 300,000 the number of warrants available for grant under the Consultant Incentive Plan.

SUMMARY OF 2004 EQUITY INCENTIVE PLAN

          The 2004 Equity Incentive Plan (the "Plan") is intended to give employees, officers, directors and consultants additional incentives by increasing their proprietary interest in the Company. The Plan permits the grant of nonqualified stock options and restricted stock. Our employees, officers, directors and consultants are eligible to participate in the Plan. As of March 1, 2004, approximately 3,671 employees, 13 officers, five directors and no consultants were eligible to participate in the Plan. The Plan is administered by the Board or, in the Board's discretion, a committee of the Board. The Board decides the persons to whom options or restricted stock awards are granted, the size, term, grant date, exercise price, expiration date, vesting schedule and other terms and conditions of options, and the size, grant date and other terms and conditions of restricted stock awards.

          The Board may amend the Plan at any time, but no amendment may alter or impair rights under any option or restricted stock award granted before such amendment unless the optionee or restricted stock participant consents in writing, and the Board will seek the consent of the stockholders to any amendment to the extent required by law or the New York Stock Exchange Listed Company Manual. Any amendments or modifications to the terms of any options and restricted stock grants permitted by the Plan may be effected by including the modification or amendment in an employment or consulting agreement between us or one of our subsidiaries and the employee or consultant.

          OPTIONS. Options generally become exercisable in installments according to a vesting schedule in the option agreement. No option will be exercisable more than five years after the grant date. All options granted under the Plan shall have an exercise price equal to the fair market value of the underlying common stock on the date of grant, as determined by the Board. The purchase price of the shares as to which an option may be exercised shall be paid to the Company at the time of exercise either (i) in cash, or (ii) in the absolute discretion of the Board, at the time of the grant or thereafter, (A) by the withholding of shares of stock issuable on exercise of the option or the delivery to the Company of other stock owned by the optionee, provided in either case that the optionee has owned shares of stock equal in number to the shares so withheld for a period sufficient to avoid a charge to the Company's reported earnings, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of stock) with the person to whom the option is granted or to whom the option is transferred, to the extent consistent with applicable law, (C) by delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the stock being acquired on the exercise of the option, including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System (a "cashless exercise"), or (D) in any other form or combination of forms of legal consideration that may be acceptable to the Board. In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement, or if less, the maximum rate permitted by law.

          Each option agreement shall provide that in the event that the Company is subject to a change in control: (i) all outstanding options shall be automatically accelerated and become immediately exercisable and (ii) the Board may, in its discretion, or by the terms of any agreement of sale, merger or consolidation giving rise to the change in control, provide that the shares subject to an option may (a) continue as an immediately exercisable option of the Company (if the Company is the surviving corporation), (b) be assumed as immediately exercisable options by the surviving corporation or its parent, (c) be substituted by immediately exercisable options granted by the surviving corporation or its parent with substantially the same terms for the original option, or (d) be cancelled after payment to the optionee of an amount in cash or other consideration equal to the total number of shares subject to the option multiplied by the remainder of (1) the amount per share to be received by holders of the Company's stock in the sale, merger or consolidation, minus (2) the exercise price per share of the shares subject to the option.

          If an optionee with outstanding options retires or becomes disabled and does not die within the three months after retirement or disability, he or she may exercise his or her options, but only during the period ending on the earlier of (i) six months after disability or retirement (or such longer period specified in the option agreement), or (ii) the expiration of the term set in the option agreement. Options not exercised within the periods specified above will terminate, and the shares of common stock subject to the options will become available for issuance under the Plan. If an optionee dies (i) while an employee, officer, director or consultant, or (ii) within 3 months after termination of the optionee's continuous status as an employee, officer, director or consultant because of his or her disability or retirement, his or her options may be exercised (to the extent that the optionee was entitled to do so on the date of death or termination) by the optionee's estate or by a person who shall have acquired the right to exercise the options by bequest or inheritance, but only within the period ending on the earlier of (A) one year after the optionee's death (or such shorter or loner period specified in the option agreement, which period shall not be less than six months), or (B) the expiration date specified in the option agreement. If, after the optionee's death, the optionee's estate or the person who acquired the right to exercise the optionee's options does not exercise the options within the time specified above, the options shall terminate and the shares covered by the options shall revert to and again become available for issuance under the Plan. If an optionee's engagement as an employee, officer, director or consultant ends because of a reason other than the optionee's death, retirement or disability, his or her options terminate on the date such engagement terminates, and the shares of common stock subject to the options become available for issuance under the Plan. The Board has the discretion to extend the expiration date of any option beyond the periods described above, but not beyond the expiration date of the option as set forth in the option agreement.

          Each option agreement may include the Company's right to repurchase, when the optionee's engagement terminates, any shares of the Company's common stock the optionee acquired on exercise of options.

          RESTRICTED STOCK. The restricted stock awards granted under the Plan will be in the form of common stock. The Board shall determine the vesting schedule on all restricted stock grants. The Board presently anticipates that most restricted stock grants will vest in annual installments over a four-year restriction period, beginning on the first anniversary of the award, in an equal number of shares per installment, but the Board reserves the right to establish a different schedule either in specific instances or in general in the future. An award of restricted stock may be made without requiring any cash payment from the recipient, or may require a cash payment from the recipient in an amount no greater than the fair market value of the restricted stock as of the date of the award.

          Each restricted stock agreement shall provide that if Waste Connections becomes subject to a change in control, any restrictions on restricted stock held by that recipient will automatically terminate and the stock will vest immediately.

          If a restricted stock recipient's status as an employee, officer, director or consultant terminates during the restriction period for any reason (including death, disability or retirement), his or her restricted shares will be forfeited and revert to Waste Connections.

Any shares that are no longer restricted (for example, those shares that have already vested on anniversaries of the award) will not be forfeited. Shares that are forfeited and revert to Waste Connections will again become available for issuance under the Plan.

          Restricted stock awards granted under the Plan are generally not transferable during the restriction period except by will or by the laws of descent and distribution. Each restricted stock recipient may designate to whom his or her award should be distributed on his or her death.

FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

          OPTIONS. Under current law, the optionee does not realize any taxable income when granted a nonqualified stock option, and the Company does not receive a tax deduction. When an optionee exercises a nonqualified stock option, he or she recognizes ordinary income equal to the excess of the fair market value on the exercise date of the shares of common stock purchased on exercise of the option, over the exercise price. The Company may deduct the same amount. The optionee's holding period for such stock begins on the exercise date.

          RESTRICTED STOCK. Restricted stock awarded under the Plan is generally taxable to the recipient as compensation at ordinary income rates at the time that such stock becomes vested and non-forfeitable, based on the fair market value of such stock at the date of such vesting. The recipient's holding period for such stock begins on the vesting date. If the recipient then sells such stock more than twelve months after such vesting date, the difference between the selling price and the fair market value of the stock as of such vesting date will be long-term capital gain or loss.

          A recipient may make an election pursuant to section 83(b) of the Internal Revenue Code within 30 days of the date of the grant of an award to include in gross income for the year of the grant the fair market value of such stock as of the date of the grant. Such election must be filed with the Internal Revenue Service within 30 days of the date of the grant. A recipient who makes the election must report income at ordinary income rates in the year of the grant based on the value of the stock at the time of the grant, whether or not the recipient ever receives freely tradable stock.

          The Company is generally entitled to take a compensation deduction equal to the amount of ordinary income recognized by the recipient of restricted stock, either at the time of vesting, or in cases where the recipient makes an election under section 83(b) of the Internal Revenue Code, at the time of issuance.

BOARD RECOMMENDATION

          The 2004 Equity Incentive Plan is a key component of attracting and retaining highly qualified employees, officers, directors and consultants. The Board believes that it is to the Company's advantage to increase the interest of our employees, officers, directors and consultants in the Company's welfare, because such persons share the primary responsibility for the Company's continued success. In addition, the Board believes that stock option plans, restricted stock plans and warrant plans provide a significant non-cash form of compensation, which benefits the Company and its stockholders by enabling us to continue to attract and retain qualified personnel, without having a negative impact on our cash flow. As a consequence, the Board of Directors recommends a vote FOR approval of the adoption of the 2004 Equity Incentive Plan.

                PROPOSAL 4 -- APPOINTMENT OF INDEPENDENT AUDITORS

          Subject to ratification by the stockholders, the Board of Directors has reappointed Ernst & Young LLP as independent auditors to audit the consolidated financial statements of Waste Connections for the year 2004. A summary of fees we paid to Ernst & Young LLP for services rendered in 2003 and 2002 is set forth below.

AUDIT FEES

          Fees for audit services totaled approximately $840,000 and $650,000 in 2003 and 2002, respectively, including fees associated with the annual audits of our consolidated financial statements, reviews of the consolidated financial statements included in our quarterly reports on Form 10-Q, comfort letters, consents, assistance with review of documents filed with the SEC, and accounting consultations.

AUDIT-RELATED FEES

          Fees for audit-related services totaled approximately $0 and $388,000 in 2003 and 2002, respectively. Audit-related services principally include acquisition-related due diligence and related accounting consultations.

TAX FEES

          Fees for tax compliance, advice and planning totaled approximately $38,000 and $36,000 in 2003 and 2002, respectively. Tax compliance, advice and planning principally included analysis to determine the amount of personal goodwill associated with acquisitions in 2002 and 2003.

ALL OTHER FEES

          Fees for miscellaneous consulting projects totaled approximately $7,000 and $0 in 2003 and 2002, respectively. Miscellaneous consulting projects principally included advice and consultation regarding the establishment of best practices for our internal audit department.

          The Audit Committee considers the services provided by Ernst & Young described under "Audit-Related Fees," "Tax Fees" and "All Other Fees" to be compatible with Ernst & Young LLP's maintaining its independence.

PRE-APPPROVAL POLICIES AND PROCEDURES

          The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. The Audit Committee has delegated to the chairman of the Audit Committee authority to approve permitted services, provided that the chairman reports all approvals to the Committee at its next meeting. All of the services described above under "Audit Fees," "Audit-Related Fees," "Tax Fees" and "All Other Fees" were approved by the Audit Committee.

          In 2003, the Audit Committee commenced negotiations with Ernst & Young LLP related to the terms of its engagement. As a result of these negotiations, the Audit Committee signed an extension of that firm's engagement agreement for audit and tax related services.

          We expect representatives of Ernst & Young LLP to be present at the annual meeting. They will have an opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

          The Board of Directors recommends a vote in favor of ratification of the appointment. If the stockholders should fail to ratify the appointment of the independent auditors, the Board of Directors would reconsider the appointment.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Based solely upon a review of reports on Forms 3, 4 and 5 and any amendments thereto furnished to us pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, and written representations from the executive officers and directors that no other reports were required, we believe that no executive officers or directors were late in filing such reports during 2003.



                  STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

          To be considered for inclusion in next year's proxy materials, stockholder proposals to be presented at the Company's 2005 Annual Meeting must be in writing and be received by the Secretary of Waste Connections, at the address set forth on the first page of this Proxy Statement, no later than December ____, 2004. Stockholder proposals submitted after that date will be considered untimely within the meaning of Rules 14a-5(e)(2) and 14a-4(c)(1) under the Securities Exchange Act of 1934, unless received between 60 and 90 days before the date of the 2005 Annual Meeting.




                                       By Order of the Board of Directors,


                                       Robert D. Evans
                                       SECRETARY

April ____, 2004


          A COPY OF THE COMPANY'S 2003 ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K WILL BE FURNISHED TO STOCKHOLDERS FREE OF CHARGE UPON WRITTEN REQUEST TO THE OFFICE OF THE CHIEF FINANCIAL OFFICER OF THE COMPANY.

                                    EXHIBIT A
                                    ---------


                             Waste Connections, Inc.
                             Audit Committee Charter

                             WASTE CONNECTIONS, INC.
                             -----------------------

                             AUDIT COMMITTEE CHARTER
                             -----------------------

Organization
------------

The Audit Committee of the Board of Directors will consist of at least three directors, all of whom are independent of the Company and its management.

A member of the Audit Committee will be considered independent if the member does not receive any compensation from the Company other than compensation as a director, meets the independence standards required by the New York Stock Exchange, and satisfies the independence requirements set forth in the Company's Corporate Governance Guidelines.

All Audit Committee members must be financially literate and satisfy all other requirements of the New York Stock Exchange regarding audit committee members. At least one member must be an "audit committee financial expert", as defined by SEC regulations.

The Board of Directors will annually determine that the members of the Audit Committee satisfy all applicable independence, financial literacy, audit committee financial expert and other qualification requirements.

Members of the Audit Committee are appointed by the Board of Directors and may be removed by the Board of Directors in its discretion.

Statement of Purpose
--------------------

The Audit Committee provides assistance to the directors in fulfilling their responsibility to the Company's stockholders, potential stockholders, the investment community and others, by overseeing the integrity of the Company's financial statements; the financial reporting process; the Company's systems of internal accounting and financial controls; the Company's compliance with legal and regulatory requirements; the independent auditors' qualifications and independence; and the performance of the Company's internal audit function and independent auditors. In carrying out this purpose, it is the Audit Committee's responsibility to maintain free and open communication among the committee, the directors, the independent auditors and the Company's management.

The Audit Committee is authorized to investigate any matter brought to its attention, with full access to all books, records, facilities and personnel of the Company and the authority to engage independent counsel and accounting and other advisors as it determines necessary to carry out its duties. The fees and expenses of such independent counsel and accounting and other advisors will be approved by the chair of the Committee and paid by the Company.

Responsibilities
----------------

The Audit Committee policies and procedures should remain flexible, to allow it to react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

However, at a minimum, the Audit Committee will:

o Be directly responsible for the appointment, termination (subject to applicable stockholder ratification), compensation and oversight of the independent auditors engaged to audit the financial statements of the Company and its divisions and subsidiaries, including resolution of disagreements between management and the independent auditors regarding financial reporting issues. The Audit Committee has the sole authority to approve all auditing engagements and all non-audit engagements of the independent auditors, will approve all such services before they are rendered, and will disclose its approval of non-audit services to the Company's stockholders to the extent required by law. The Committee may delegate a single member of the committee to pre-approve non-audit services, in which case each such pre-approval will be presented to the full Committee at its next meeting.

o At least annually, obtain and review a report from the Company's independent auditors that describes the audit firm's internal quality-control procedures, any material issues raised by the most recent internal quality-control review or peer review of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the past five years regarding any audits carried out by the audit firm, and corrective measures taken, and all relationships between the audit firm and the Company. Review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend to the Board of Directors, appropriate action to ensure the continuing independence of the auditors.

o Set clear Company hiring policies for employees or former employees of the Company's independent auditors that satisfy SEC and New York Stock Exchange requirements.

o Meet with the independent auditors and financial management of the Company (including the Company's internal audit staff) to review the scope of and plans for their respective audits and timely quarterly reviews for the current year and the procedures to be used, including compensation and the adequacy of staffing.

o At the conclusion of each annual audit, review the audit directly with the independent auditors, including any problems, difficulties, comments or recommendations of the independent auditors, and management's response.

o Report the results of the annual audit to the Board of Directors. If requested by the Board, invite the independent auditors to attend the full Board of Directors meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the Audit Committee meeting during which the results of the annual audit are reviewed).

o At least annually, review with the independent auditors and the Company's financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company, including the responsibilities, budget and staffing of the Company's internal audit function, procedures to assess, monitor and manage business risks, and legal and ethical compliance programs. Elicit recommendations for the improvement of such controls and procedures and particular areas where new or more detailed controls or procedures are desirable.

o Review analyses prepared by the Company's management and the independent auditors about the Company's critical accounting policies and principles, significant financial reporting issues and judgments made in preparation of the financial statements (including analyses of the effects of alternative GAAP methods on the financial statements), and significant changes in the Company's selection or application of accounting principles. Review any off-balance sheet structures that may have a material effect on the Company's financial statements or related compliance policies. Review with the Company's management and the independent auditors their judgements about the quality, not just the acceptability, of accounting principles and the degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates.

o Review reports received from regulators and legal, accounting and regulatory initiatives that may have a material effect on the Company's financial statements or related compliance policies.

o Review the annual audited and quarterly financial statements (including disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations") with the Company's management and the independent auditors before they are filed with the SEC (and before their inclusion in a press release, if possible). Discuss the results of these reviews and any other matters communicated to the Committee by the independent auditors. The chair of the Committee may represent the full Committee for purposes of these reviews and discussions.

o Discuss earnings press releases (paying particular attention to any "pro forma" or "adjusted" non-GAAP information) and financial information and earnings guidance provided to analysts and rating agencies. The chair of the Committee may represent the full Committee for this purpose.

o Periodically meet separately with the Company's management, with the personnel responsible for the Company's internal audit functions and with the independent auditors to discuss issues and concerns. Among the items to be discussed in the separate meetings with the independent auditors are the independent auditors' evaluation of the Company's financial, accounting and auditing personnel.

o Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns about questionable accounting or auditing matters.

o Review accounting and financial human resources and succession planning within the Company.

o Have the authority to delegate any of its responsibilities to single members of the Committee or sub-committees, as the Committee deems appropriate in its sole discretion.

o Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors. Regularly review with the full Board any issues that arise with respect to the quality or integrity of the Company's financial statements, compliance with legal or regulatory requirements, performance and independence of the Company's independent auditors or the performance of the internal audit function.

o Prepare the Audit Committee's report to be included in the Company's annual report to stockholders or proxy statement, as required by SEC regulations. Include a copy of this Charter in the annual report to stockholders or the proxy statement at least triennially or the year after any significant amendment to the Charter.

o    Perform an annual performance self-evaluation of the Audit Committee.

o Obtain the full Board of Directors' approval of this Charter and review and reassess this Charter at least annually and otherwise as conditions require.

                                    EXHIBIT B
                                    ---------


                             Waste Connections, Inc.
                         Compensation Committee Charter

                             WASTE CONNECTIONS, INC.
                             -----------------------

                         COMPENSATION COMMITTEE CHARTER
                         ------------------------------

Organization
------------

The Compensation Committee of the Board of Directors will consist of at least three directors, all of whom are independent of the Company and its management.

Members of the Committee will be considered independent if they do not receive any compensation from the Company other than their compensation as directors, meet the independence standards required by the New York Stock Exchange, and satisfy the independence requirements set forth in the Company's Corporate Governance Guidelines. Members of the Compensation Committee are appointed by the Board of Directors and may be removed by the Board of Directors in its discretion.

The Board of Directors will annually determine that the members of the Compensation Committee are independent.

Statement of Purpose
--------------------

The Compensation Committee will discharge the Board of Directors' responsibilities relating to executive compensation and produce an annual report on executive compensation for inclusion in the Company's proxy statement, in accordance with applicable rules and regulations.

Responsibilities
----------------

In carrying out its purposes, the Committee will:

o Assist the Board of Directors in identifying and evaluating potential candidates for executive positions, including the chief executive officer, and oversee the development of executive succession plans.

o Annually review and approve the Company's goals and objectives relevant to compensation for the chief executive officer. The Committee will evaluate at least annually the chief executive officer's performance in light of these goals and objectives and, based on that evaluation, set the chief executive officer's annual compensation, including salary, bonus, incentive and equity compensation.

o Annually review and approve the evaluation process and compensation structure for the Company's senior executive officers. The Committee will evaluate at least annually the performance of the Company's senior executive officers and, based on that evaluation, approve their annual compensation, including salary, bonus, incentive and equity compensation.

o Oversee management's decisions concerning the performance and compensation of other Company officers, employees, consultants and agents.

o Make recommendations to the Board of Directors concerning compensation and benefits for non-management directors.

o Make recommendations to the Board of Directors regarding the Company's incentive and equity-based compensation plans. Approve the grant of options, warrants and other forms of incentive and equity-based compensation to the Company's officers, directors, employees, agents and consultants.

o Have authority to retain, terminate and compensate such compensation consultants, outside counsel and other advisors as the Committee deems appropriate. The Committee has sole authority to retain, terminate and approve fees for any consultant engaged to evaluate the Company's chief executive officer. The fees and expenses of such consultants, counsel and other advisors will be approved by the chair of the Committee and paid by the Company.

o Administer any loan or other extension of credit to any executive officer or director of the Company that was already maintained by the Company on July 30, 2002, and approve and administer any loan or other extension of credit to such persons that is otherwise permitted by applicable laws and regulations.

o Approve and administer any loan to or other extension of credit to, any guarantee of any obligation of, or other similar assistance to any non-executive officer or other employee of the Company or any of its subsidiaries.

o Prepare and publish an annual executive compensation report in the Company's proxy statement, in accordance with applicable SEC regulations.

o Have the authority to delegate any of its responsibilities to single members of the Committee or sub-committees as the Committee deems appropriate in its sole discretion.

o Report its actions and any recommendations to the Board of Directors after each Committee meeting.

o    Perform an annual performance self-evaluation of the Compensation
     Committee.

o Obtain the full Board of Directors' approval of this Charter and review and assess this Charter at least annually and otherwise as conditions require.

                                    EXHIBIT C
                                    ---------


                             Waste Connections, Inc.
              Nominating and Corporate Governance Committee Charter

                             WASTE CONNECTIONS, INC.
                             -----------------------

              NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER
              -----------------------------------------------------

Organization
------------

The Nominating and Corporate Governance Committee of the Board of Directors will consist of at least three directors, all of whom are independent of the Company and its management.

Members of the Committee will be considered independent if they do not receive any compensation from the Company other than their compensation as directors, meet the independence standards required by the New York Stock Exchange, and satisfy the independence requirements set forth in the Company's Corporate Governance Guidelines. Members of the Committee are appointed by the Board of Directors and may be removed by the Board of Directors in its discretion.

The Board of Directors will annually determine that the members of the Nominating and Corporate Governance Committee are independent.

Statement of Purpose
--------------------

The Nominating and Corporate Governance Committee will identify qualified individuals to become Board members, select or recommend to the Board director nominees for each meeting of stockholders at which one or more directors will be elected and for vacancies to be filled by the Board of Directors, and develop and recommend to the Board and assist the Board in implementing the Company's corporate governance principles.

Responsibilities
----------------

In carrying out its purposes, the Committee will:

o Lead the search for individuals qualified to become members of the Board of Directors and select director nominees to be presented for stockholder approval at each meeting of stockholders at which one or more directors will be elected and to fill vacancies on the Board. The Committee will select individuals as director nominees who meet the qualification standards for directors set forth in the Company's Corporate Governance Guidelines.

o Appoint or recommend to the Board the persons to serve on each other Board committee. Although the Committee may consult with the Company's management regarding these recommendations, it will ultimately determine its nominations or recommendations in executive session without the presence of management.

o Develop and recommend to the Board of Directors for its approval a set of Corporate Governance Guidelines and a Code of Conduct and Ethics for the Company (including a Code of Ethics for the Chief Executive Officer and Senior Financial Officers, as required by Section 406 of the Sarbanes-Oxley
     Act). The Committee will review the Guidelines and

     Code on an annual basis, or more frequently if appropriate, and recommend changes as necessary.

o Have the sole authority to waive provisions of the Company's Code of Conduct and Ethics with respect to executive officers and directors in specific circumstances where the Committee determines that such waiver is appropriate, subject to compliance with applicable laws and regulations. Any such waivers will be promptly disclosed to the Company's stockholders to the extent required by applicable laws and regulations.

o Develop and recommend to the Board of Directors for its approval an annual self-evaluation process for the Board and its committees. The Committee will oversee the annual self-evaluations.

o Have sole authority to retain and terminate any search firm engaged to assist in identifying director candidates, including sole authority to approve any search firm's fees and other terms of the engagement.

o Maintain regular contact with the Company's management, which may include, in the Committee's discretion, meeting with the officers responsible for implementing the Company's Code of Conduct and Ethics and legal compliance, without the presence in such meetings of other executive officers or non-independent directors.

o Have authority to retain outside counsel and any other advisors as the Committee deems appropriate in its sole discretion. The fees and expenses of such counsel and other advisors will be approved by the chair of the Committee and paid by the Company.

o Review and approve the participation by any officer, director or employee on the board of directors of another for-profit company.

o Review and approve any material transaction between the Company and any director or executive officer or entity affiliated with such person, including assessing whether the transaction is fair and in the Company's interests, why the Company should enter into it with a related rather than an unrelated party, and whether public disclosure is required.

o Have the authority to delegate any of its responsibilities to single members of the Committee or sub-committees, as the Committee deems appropriate in its sole discretion.

o Report its actions and recommendations to the Board of Directors after each Committee meeting.

o Perform an annual performance self-evaluation of the Nominating and Corporate Governance Committee.

o Obtain the full Board of Directors' approval of this Charter and review and assess this Charter at least annually and otherwise as conditions require.

                                    EXHIBIT D
                                    ---------

                             Waste Connections, Inc.
                           2004 Equity Incentive Plan

                             WASTE CONNECTIONS, INC.
                           2004 EQUITY INCENTIVE PLAN


1.      PURPOSE.

        The purpose of the Plan is to provide a means for the Company and any Subsidiary, through the grant of Nonqualified Stock Options and/or Restricted Stock to selected Employees (including officers), Directors and Consultants, to attract and retain persons of ability as Employees, Directors and Consultants, and to motivate such persons to exert their best efforts on behalf of the Company and any Subsidiary.

2.      DEFINITIONS.

        (a)     "BOARD" means the Company's Board of Directors.

        (b)     "CHANGE IN CONTROL" means:

                (i) any reorganization, liquidation or consolidation of the Company, or any merger or other business combination of the Company with any other corporation, other than any such merger or other combination that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such transaction;

                (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or

                (iii) any "person" (as defined in Section 13(d) and 14(d) of the Exchange Act) shall become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the Company's outstanding voting securities (except that for purposes of this definition, "person" shall not include any person (or any person that controls, is controlled by or is under common control with such person) who as of the date of an Option Agreement or a Restricted Stock Agreement owns ten percent (10%) or more of the total voting power represented by the outstanding voting securities of the Company, or a trustee or other fiduciary holding securities under any employee benefit plan of the Company, or a corporation that is owned directly or indirectly by the stockholders of the Company in substantially the same percentage as their ownership of the Company).

        A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

        (c) "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

        (d) "COMMITTEE" means a committee appointed by the Board in accordance with section 4(b) of the Plan.

        (e)     "COMPANY" means Waste Connections, Inc., a Delaware corporation.

        (f) "CONSULTANT" means any person, including an advisor, engaged by the Company or a Subsidiary to render consulting services and who is compensated for such services; provided that the term "Consultant" shall not include Directors.

        (g) "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means the employment or relationship as a Consultant is not interrupted or terminated, or, in the case of a Director who is not an Employee, the term means the Director remains a Director of the Company. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of (i) any leave of absence approved by the Board, including sick leave, military leave or any other personal leave, or (ii) transfers between locations of the Company or between the Company and a Subsidiary or their successors.

        (h)     "DIRECTOR" means a member of the Company's Board.

        (i) "DISABILITY" means permanent and total disability within the meaning of section 422(c)(6) of the Code.

        (j) "EMPLOYEE" means any person employed by the Company or any Subsidiary of the Company. Any officer of the Company or a Subsidiary is an Employee. A Director is not an Employee unless he or she has an employment relationship with the Company or a Subsidiary in addition to being a Director. Service as a Consultant shall not be sufficient to constitute "employment" by the Company.

        (k) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

        (l) "FAIR MARKET VALUE" means, as of any date, the value of Stock determined as follows:

                (i) If the Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, its Fair Market Value shall be the closing sales price for the Stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the market trading day of the date of determination, or, if the date of determination is not a market trading day, the last market trading day prior to the date of determination, in each case as reported in The Wall Street Journal or such other sources as the Board deems reliable;

                (ii) If the Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Stock on the market trading day of the date of determination, or, if the date of determination is not a market trading day, the last market trading day prior to the date of determination; or

                (iii) In absence of an established market for the Stock, the Fair Market Value thereof shall be determined in good faith by the Board."

        (m) "NONQUALIFIED STOCK OPTIONS" means Options that are not intended to qualify as incentive stock options within the meaning of section 422 of the Code.

        (n) "OPTION AGREEMENT" means a written certificate or agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan that apply to Options.

        (o) "OPTIONEE" means an Employee, Director or Consultant who holds an outstanding Option.

        (p)     "OPTIONS" means Nonqualified Stock Options.

        (q)     "PLAN" means this Waste Connections, Inc. 2004 Equity Incentive
Plan.

        (r) "RESTRICTED STOCK AGREEMENT" means a written certificate or award agreement between the Company and a Restricted Stock Participant evidencing a Restricted Stock Award. Each Restricted Stock Agreement shall be subject to the terms and conditions of the Plans that apply to Restricted Stock.

        (s) "RESTRICTED STOCK AWARD" means shares of Restricted Stock awarded pursuant to the terms and conditions of the Plan.

        (t) "RESTRICTED STOCK PARTICIPANT" means an Employee, Director or Consultant who holds an outstanding Restricted Stock Award.

        (u) "RESTRICTED STOCK" means Stock awarded under the Plan in accordance with the terms and conditions set forth in section 6.

        (v) "RESTRICTION PERIOD" means a time period, which may or may not be based on performance goals and/or the satisfaction of vesting provisions (which may depend on the continued service of the applicable Restricted Stock Participant), that applies to, and is established or specified by the Board at the time of, each Restricted Stock Award.

        (w) "RULE 16B-3" means Rule 16b-3 under the Exchange Act or any successor to Rule 16b-3, as amended from time to time.

        (x)     "SECURITIES ACT" means the Securities Act of 1933, as amended.

        (y)     "STOCK" means the Common Stock of the Company.

        (z) "SUBSIDIARY" means any corporation that at the time an Option or Restricted Stock Award is granted under the Plan qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in section 424(f) of the Code, or any similar provision hereafter enacted.

3.      SHARES SUBJECT TO THE PLAN.

        Subject to adjustment as provided in Section 8 for changes in Stock, the Stock that may be sold pursuant to Options shall not exceed 1,500,000 shares, minus the number of shares delivered pursuant to Restricted Stock Awards. The Stock that may be delivered pursuant to Restricted Stock Awards shall not exceed 300,000 shares. The Company shall reserve for Options 1,500,000 Shares, subject to adjustment as provided in Section 8. If any Option for any reason terminates, expires or is cancelled without having been exercised in full, the Stock not purchased under such Option shall revert to and again become available for issuance under the Plan. Shares of Stock that are issued pursuant to Restricted Stock Awards may be either authorized and unissued shares (which will not be subject to preemptive rights) or previously issued shares acquired by the Company or any Subsidiary. Any shares of Stock subject to a Restricted Stock Award that are forfeited shall revert to and again become available for issuance under the Plan.

4.      ADMINISTRATION.

        (a) BOARD'S POWER AND RESPONSIBILITIES. The Plan shall be administered by the Board or, at the election of the Board, by a Committee, as provided in subsection (b), or, as to certain functions, by an officer of the Company, as provided in subsection (c). Subject to the Plan, the Board shall:

                (i) determine and designate from time to time those Employees, Directors and Consultants to whom Options and/or Restricted Stock Awards are to be granted;

                (ii) authorize the granting of Options and Restricted Stock Awards;

                (iii) determine the number of shares subject to each Option, the exercise price of each Option, the time or times when and the manner in which each Option shall be exercisable, and the duration of the exercise period;

                (iv) determine the number of shares of Stock to be included in any Restricted Stock Award, the Restriction Period for such Award, and the vesting schedule of such Award over the Restriction Period;

                (v) construe and interpret the Plan and the Option Agreements and Restricted Stock Agreements, and establish, amend and revoke rules and regulations for the Plan's administration, and correct any defect, omission or inconsistency in the Plan or any Option Agreement or Restricted Stock Agreement in a manner and to the extent it deems necessary or expedient to make the Plan fully effective;

                (vi) adopt such procedures and subplans and grant Options or Restricted Stock Awards on such terms and conditions as the Board determines necessary or appropriate to permit participation in the Plan by individuals otherwise eligible to so participate who are foreign nationals or employed outside of the United States, or otherwise to conform to applicable requirements or practices of jurisdictions outside of the United States;

                (vii) prescribe and approve the form and content of certificates and agreements for use under the Plan;

                (viii) establish and administer any terms, conditions, performance criteria, restrictions, limitations, forfeiture, vesting schedule, and other provisions of or relating to any Option or Restricted Stock Award;

                (ix) grant waivers of terms, conditions, restrictions and limitations under the Plan or applicable to any Option or Restricted Stock Award, or accelerate the vesting of any Option or Restricted Stock Award;

                (x) amend or adjust the terms and conditions of any outstanding Option or Restricted Stock Award and/or adjust the number and/or class of shares of Stock subject to any outstanding Option or Restricted Stock Award, provided that no such amendment or adjustment shall reduce the exercise price of any Option to a price lower than the Fair Market Value of the Stock covered by such Option on the date the Option was granted;

                (xi) at any time and from time to time after the granting of an Option or Restricted Stock Award, specify such additional terms, conditions and restrictions with respect to any such Option or Restricted Stock Award as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws or rules, including, but not limited to, terms, restrictions and conditions for compliance with applicable securities laws and methods of withholding or providing for the payment of required taxes;

                (xii) offer to buy out a Restricted Stock Award previously granted, based on such terms and conditions as the Board shall establish with and communicate to the Restricted Stock Participant at the time such offer is made;

                (xiii) to the extent permitted under the applicable Restricted Stock Agreement, permit the transfer of a Restricted Stock Award by one other than the Restricted Stock Participant who received the grant of such Restricted Stock Award; and

                (xiv) take any and all other actions it deems necessary for the purposes of the Plan.

        The Board shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan. Decisions and actions by the Board with respect to the Plan and any Option or Restricted Stock Agreement shall be final, conclusive and binding on all persons having or claiming to have any right or interest in or under the Plan and/or any Option or Restricted Stock Agreement.

        (b) AUTHORITY TO DELEGATE TO COMMITTEE. The Board may delegate administration of the Plan to a Committee of the Board. The Committee shall consist of not less than two members appointed by the Board. Subject to the foregoing, the Board may from time to time increase the size of the Committee and appoint additional members, remove members (with or without cause) and appoint new members in substitution therefor, or fill vacancies, however caused. If the Board delegates administration of the Plan to a Committee, the Committee shall have the same powers theretofore possessed by the Board with respect to the administration of the Plan (and references in this Plan to the Board shall apply to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

        (c) AUTHORITY TO DELEGATE TO OFFICERS. The Board may delegate administration of sections 4(a)(i) through 4(a)(iv) above to the Chief Executive Officer of the Company; provided, however, that such officer may not grant Options and Restricted Stock Awards for more than 1,000,000 shares of Stock in the aggregate.

        (d) TEN YEAR GRANT PERIOD. Notwithstanding the foregoing, no Option or Restricted Stock Award shall be granted after the expiration of ten years from the effective date of the Plan specified in section 14 below.

        (e) MODIFICATION OF TERMS AND CONDITIONS THROUGH EMPLOYMENT OR CONSULTING AGREEMENTS. Notwithstanding the provisions of any Option Agreement or Restricted Stock Agreement, any modifications to the terms and conditions of any Option or Restricted Stock Award permitted by section 4(a) with respect to any Employee or Consultant may be effected by including the modification in an employment or consulting agreement between the Company or a Subsidiary and the Optionee or Restricted Stock Participant.

5.      TERMS AND CONDITIONS OF OPTIONS.

        Each Option granted shall be evidenced by an Option Agreement in substantially the form attached hereto as Annex A or such other form as may be approved by the Board. Each Option Agreement shall include the following terms and conditions and such other terms and conditions as the Board may deem appropriate:

        (a) OPTION TERM. Each Option Agreement shall specify the term for which the Option thereunder is granted and shall provide that such Option shall expire at the end of such term. The Board may extend such term; provided that the term of any Option, including any such extensions, shall not exceed five years from the date of grant.

        (b) EXERCISE PRICE. Each Option Agreement shall specify the exercise price per share, as determined by the Board at the time the Option is granted, which exercise price shall in no event be less than the Fair Market Value when the Option is granted.

        (c) VESTING. Each Option Agreement shall specify when it is exercisable. The total number of shares of Stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). An Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period or any prior period as to which the Option shall have become vested but shall not have been fully exercised. An Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board deems appropriate.

        (d) PAYMENT OF PURCHASE PRICE ON EXERCISE. Each Option Agreement shall provide that the purchase price of the shares as to which such Option may be exercised shall be paid to the Company at the time of exercise either (i) in cash, or (ii) in the absolute discretion of the Board (which discretion may be exercised in a particular case without regard to any other case or cases), at the time of the grant or thereafter, (A) by the withholding of shares of Stock issuable on exercise of the Option or the delivery to the Company of other Stock owned by the Optionee, provided in either case that the Optionee has owned shares of Stock equal in number to the shares so withheld for a period sufficient to avoid a charge to the Company's reported earnings, (B) subject to compliance with applicable law, according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of Stock) with the person to whom the Option is granted or to whom the Option is transferred pursuant to section 5(e), (C) by delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the Stock being acquired upon the exercise of the Option, including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System (a

"cashless exercise"), or (D) in any other form or combination of forms of legal consideration that may be acceptable to the Board.

        In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement, or if less, the maximum rate permitted by law.

        (e) TRANSFERABILITY. An Option shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of by the Optionee during his or her lifetime, whether by operation of law or otherwise, other than by will or the laws of descent and distribution applicable to the Optionee, and shall not be made subject to execution, attachment or similar process; provided that the Board may in its discretion at the time of approval of the grant of an Option or thereafter permit an Optionee to transfer an Option to a trust or other entity established by the Optionee for estate planning purposes, and may permit further transferability or impose conditions or limitations on any permitted transferability. Otherwise, during the lifetime of an Optionee, an Option shall be exercisable only by such Optionee. In the event any Option is to be exercised by the executors, administrators, heirs or distributees of the estate of a deceased Optionee, or such an Optionee's beneficiary, in any such case pursuant to the terms and conditions of the Plan and the applicable Option Agreement and in accordance with such terms and conditions as may be specified from time to time by the Board, the Company shall be under no obligation to issue Stock thereunder unless and until the Board is satisfied that the person or persons to receive such Stock is the duly appointed legal representative of the deceased Optionee's estate or the proper legatee or distributee thereof or the named beneficiary of such Optionee.

        (f)     EXERCISE OF OPTION AFTER DEATH OF OPTIONEE. If an Optionee dies
(i) while an Employee, Director or Consultant, or (ii) within three months after termination of the Optionee's Continuous Status as an Employee, Director or Consultant because of his or her Disability or retirement, his or her Options may be exercised (to the extent that the Optionee was entitled to do so on the date of death or termination) by the Optionee's estate or by a person who shall have acquired the right to exercise the Options by bequest or inheritance, but only within the period ending on the earlier of (A) one year after the Optionee's death (or such shorter or longer period specified in the Option Agreement, which period shall not be less than six months), or (B) the expiration date specified in the Option Agreement. If, after the Optionee's death, the Optionee's estate or the person who acquired the right to exercise the Optionee's Options does not exercise the Options within the time specified herein, the Options shall terminate and the shares covered by such Options shall revert to and again become available for issuance under the Plan.

        (g) EXERCISE OF OPTION AFTER TERMINATION OF OPTIONEE'S CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT AS A RESULT OF DISABILITY OR RETIREMENT. If an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's Disability or retirement, and the Optionee does not die within the following three months, the Optionee may exercise his or her Options (to the extent that the Optionee was entitled to exercise them on the date of termination), but only within the period ending on the earlier of (i) six months after Disability or retirement (or such longer period specified in the Option Agreement), and (ii) the expiration of the term set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Options within the time specified herein, the Options shall terminate, and the shares covered by such Options shall revert to and again become available for issuance under the Plan.

        (h) NO EXERCISE OF OPTION AFTER TERMINATION OF OPTIONEE'S CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT OTHER THAN AS A RESULT OF DEATH, DISABILITY OR RETIREMENT. If an Optionee's Continuous Status as an Employee, Director or Consultant terminates other than as a result of the Optionee's death, Disability or retirement, all right of the Optionee to exercise his or her Options shall terminate on the date of termination of such Continuous Status as an Employee, Director or Consultant. The Options shall terminate on such termination date, and the shares covered by such Options shall revert to and again become available for issuance under the Plan.

        (i) EXCEPTIONS. Notwithstanding subsections (f), (g) and (h), the Board shall have the authority to extend the expiration date of any outstanding Option in circumstances in which it deems such action to be appropriate, provided that no such extension shall extend the term of an Option beyond the expiration date of the term of such Option as set forth in the Option Agreement.

        (j) COMPANY'S REPURCHASE RIGHT OR OPTION SHARES. Each Option Agreement may, but is not required to, include provisions whereby the Company shall have the right to repurchase any and all shares acquired by an Optionee on exercise of any Option granted under the Plan, at such price and on such other terms and conditions as the Board may approve and as may be set forth in the Option Agreement. Such right shall be exercisable by the Company after termination of an Optionee's Continuous Status as an Employee, Director or Consultant, whenever such termination may occur and whether such termination is voluntary or involuntary, with cause or without cause, without regard to the reason therefor, if any.

6.      TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS.

        (a) RESTRICTED STOCK AWARD AGREEMENT. Each Restricted Stock Award shall be evidenced by a Restricted Stock Agreement in substantially the form attached hereto as Annex B or such other form as may be approved by the Board. Each Restricted Stock Agreement shall be executed by the Company and the Restricted Stock Participant to whom such Restricted Stock Award has been granted, unless the Restricted Stock Agreement provides otherwise; two or more Restricted Stock Awards granted to a single Restricted Stock Participant may, however, be combined in a single Restricted Stock Agreement. A Restricted Stock Agreement shall not be a precondition to the granting of a Restricted Stock Award; no person shall have any rights under any Restricted Stock Award, however, unless and until the Restricted Stock Participant to whom the Restricted Stock Award shall have been granted (i) shall have executed and delivered to the Company a Restricted Stock Agreement or other instrument evidencing the Restricted Stock Award, unless such Restricted Stock Agreement provides otherwise, and (ii) has otherwise complied with the applicable terms and conditions of the Restricted Stock Award.

        (b) RESTRICTED STOCK AWARDS SUBJECT TO PLAN. All Restricted Stock Awards under the Plan shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Board shall determine and which are set forth in the applicable Restricted Stock Agreement. Subject to the terms and restrictions of this section 6 or the applicable Restricted Stock Agreement or determined by the Board, on delivery of Restricted Stock to a Restricted Stock Participant, or creation of a book entry evidencing a Restricted Stock Participant's ownership of shares of Restricted Stock, pursuant to section 6(f), the Restricted Stock Participant shall have all of the rights of a stockholder with respect to such shares.

        (c) DISCRETIONARY AWARD. The Board may, in its discretion, authorize a Restricted Stock Award to a Participant. The Board may make any such Restricted Stock Award without the requirement of any cash payment from the Restricted Stock Participant to whom such Restricted Stock Award is made, or may require a cash payment from such a Restricted Stock Participant in an amount no greater than the aggregate Fair Market Value of the Restricted Stock as of the date of grant in exchange for, or as a condition precedent to, the completion of such Restricted Stock Award and the issuance of such shares of Restricted Stock.

        (d) TRANSFERABILITY. During the Restriction Period stated in the Restricted Stock Agreement, the Restricted Stock Participant who receives a Restricted Stock Award shall not be permitted to sell, transfer, pledge, assign, encumber or otherwise dispose of such Restricted Stock whether by operation of law or otherwise and shall not be made subject to execution, attachment or similar process. Any attempt by such Restricted Stock Participant to do so shall constitute the immediate and automatic forfeiture of such Restricted Stock Award. Notwithstanding the foregoing, the Restricted Stock Agreement may permit the payment or distribution of a Restricted Stock Participant's Award (or any portion thereof) after his or her death to the beneficiary most recently named by such Restricted Stock Participant in a written designation thereof filed with the Company, or, in lieu of any such surviving beneficiary, as designated by the Restricted Stock Participant by will or by the laws of descent and distribution. In the event any Restricted Stock Award is to be paid or distributed to the executors, administrators, heirs or distributees of the estate of a deceased Restricted Stock Participant, or such a Restricted Stock Participant's beneficiary, in any such case pursuant to the terms and conditions of the Plan and the applicable Restricted Stock Agreement and in accordance with such terms and conditions as may be specified from time to time by the Board, the Company shall be under no obligation to issue Stock thereunder unless and until the Board is satisfied that the person or persons to receive such Stock is the duly appointed legal representative of the deceased Restricted Stock Participant's estate or the proper legatee or distributee thereof or the named beneficiary of such Restricted Stock Participant.

        (e) FORFEITURE OF RESTRICTED STOCK. If, during the Restriction Period, the Restricted Stock Participant's Continuous Status as an Employee, Director or Consultant terminates for any reason, all of such Restricted Stock Participant's shares of Restricted Stock as to which the Restriction Period has not yet expired shall be forfeited and revert to the Plan, unless the Board has provided otherwise in the Restricted Stock Agreement or in an employment or consulting agreement with the Restricted Stock Participant, or the Board, in its discretion, otherwise determines to waive such forfeiture.

        (f) RECEIPT OF STOCK CERTIFICATES. Each Restricted Stock Participant who receives a Restricted Stock Award shall be issued one or more stock certificates in respect of such shares of Restricted Stock. Any such stock certificates for shares of Restricted Stock shall be registered in the name of the Restricted Stock Participant but shall be appropriately legended and returned to the Company or its agent by the recipient, together with a stock power or other appropriate instrument of transfer, endorsed in blank by the recipient. Notwithstanding anything in the foregoing to the contrary, in lieu of the issuance of certificates for any shares of Restricted Stock during the applicable Restriction Period, a "book entry" (i.e., a computerized or manual entry) may be made in the records of the Company, or its designated agent, as the Board, in its discretion, may deem appropriate, to evidence the ownership of such shares of Restricted Stock in the name of the applicable Restricted Stock Participant. Such records of the Company or such agent shall, absent manifest error, be binding on all Restricted Stock Participants hereunder. The holding of shares of Restricted Stock by the Company or its agent, or the use of book entries to evidence the ownership of shares of Restricted Stock, in accordance with this section 6(f), shall not affect the rights of Restricted Stock Participants as owners of their shares of Restricted Stock, nor affect the Restriction Period applicable to such shares under the Plan or the Restricted Stock Agreement.

        (g) DIVIDENDS. A Restricted Stock Participant who holds outstanding shares of Restricted Stock shall not be entitled to any dividends paid thereon, other than dividends in the form of the Company's stock.

        (h) EXPIRATION OF RESTRICTION PERIOD. A Restricted Stock Participant's shares of Restricted Stock shall become free of the foregoing restrictions on the earlier of a Change in Control or the expiration of the applicable Restriction Period and the Company shall, subject to sections 7(a) and 7(b), then deliver stock certificates evidencing such Stock to such Restricted Stock Participant.

        (i) SUBSTITUTION OF RESTRICTED STOCK AWARDS. The Board may accept the surrender of outstanding shares of Restricted Stock (to the extent that the Restriction Period or other restrictions applicable to such shares have not yet lapsed) and grant new Restricted Stock Awards in substitution for such Restricted Stock.

7.      CONDITIONS ON EXERCISE OF OPTIONS AND ISSUANCE OF SHARES.

        (a) SECURITIES LAW COMPLIANCE. The Plan, the grant of Options and Restricted Stock Awards thereunder, the exercise of Options thereunder and the obligation of the Company to sell and deliver shares of Stock on the exercise of Options and, in the case of Restricted Stock Awards, on expiration of the applicable Restriction Period, shall be subject to all applicable Federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required, in the opinion of the Board. Options may not be exercised, Restricted Stock Awards may not be granted, and shares of Stock may not be issued if any such action would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. No Option may be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or
(ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. No Stock may be issued in connection with a Restricted Stock Award unless (i) a registration statement under the Securities Act shall at the time of issuance of the Stock be in effect with respect to the shares of Stock to be issued or (ii) in the opinion of legal counsel to the Company, the shares of Stock to be issued on expiration of the applicable Restriction Period may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Option and the issuance of any Stock in connection with a Restricted Stock Award, the Company may require the Optionee or the Restricted Stock Participant to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

        (b) INVESTMENT REPRESENTATIONS. The Company may require any Optionee or Restricted Stock Participant, or any person to whom an Option or Restricted Stock Award is transferred, as a condition of exercising such Option or receiving shares of Stock pursuant to such Restricted Stock Award, to (A) give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option or receiving such Stock, and (B) to give written assurances satisfactory to the Company stating that such person is acquiring the Stock for such person's own account and not with any present intention of selling or otherwise distributing the Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall not apply if (1) the issuance of the Stock has been registered under a then currently effective registration statement under the Securities Act, or (2) counsel for the Company determines as to any particular requirement that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, with the advice of its counsel, place such legends on stock certificates issued under the Plan as the Company deems necessary or appropriate to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Stock.

8.      ADJUSTMENTS ON CERTAIN EVENTS.

        (a) NO EFFECT ON POWERS OF BOARD OR SHAREHOLDERS. The existence of the Plan and any Options or Restricted Stock Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's or its subsidiaries' capital structure or its business, any merger or consolidation of the Company or a subsidiary of the Company, any issue of debt, preferred or prior preference stock ahead of or affecting Stock, the authorization or issuance of additional shares of Stock, the dissolution or liquidation of the Company or its subsidiaries, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

        (b)     CHANGES IN CONTROL.

                (i) OPTIONS. Each Option Agreement shall provide that in the event that the Company is subject to a Change in Control:

                        (A) immediately prior thereto all outstanding Options shall be automatically accelerated and become immediately exercisable as to all of the shares of Stock covered thereby, notwithstanding anything to the contrary in the Plan or the Option Agreement; and

                        (B) the Board may, in its discretion, and on such terms and conditions as it deems appropriate, by resolution adopted by the Board or by the terms of any agreement of sale, merger or consolidation giving rise to the Change in Control, provide that, without Optionee's consent, the shares subject to an Option may (1) continue as an immediately exercisable Option of the Company (if the Company is the surviving corporation), (2) be assumed as immediately exercisable Options by the surviving corporation or its parent, (3) be substituted by immediately exercisable options granted by the surviving corporation or its parent with substantially the same terms for the Option, or
(4) be cancelled after payment to the Optionee of an amount in cash or other consideration delivered to stockholders of the Company in the transaction resulting in a Change in Control of the Company equal to the total number of shares subject to the Option multiplied by the remainder of (i) the amount per share to be received by holders of the Company's Stock in the sale, merger or consolidation, minus (ii) the exercise price per share of the shares subject to the Option.

                (ii) RESTRICTED STOCK AWARDS. Each Restricted Stock Agreement shall provide that, immediately prior to a Change in Control, all restrictions imposed by the Board on any outstanding Restricted Stock Award shall be immediately automatically canceled, the Restriction Period applicable to all outstanding Restricted Stock Awards shall immediately terminate, and such Restricted Stock Awards shall be fully vested, and any applicable performance goals shall be deemed achieved at not less than the target level, notwithstanding anything to the contrary in the Plan or the Restricted Stock Agreement.

        (c) ADJUSTMENT OF SHARES. The aggregate number, class and kind of shares of stock available under the Plan as to which Restricted Stock Awards may be granted, the limitation set forth in section 4(c) on the number of shares of Stock that may be issued by a single officer under the Plan, the number, class and kind of shares under each outstanding Restricted Stock Award, the exercise price of each Option and the number of shares purchasable on exercise of such Option shall be appropriately adjusted by the Board in its discretion to preserve the benefits or potential benefits intended to be made available under the Plan or with respect to any outstanding Options or Restricted Stock Awards or otherwise necessary to reflect any such change, if the Company shall (i) pay a dividend in, or make a distribution of, shares of Stock (or securities convertible into, exchangeable for or otherwise entitling a holder thereof to receive Stock), or evidences of indebtedness or other property or assets, on outstanding Stock, (ii) subdivide the outstanding shares of Stock into a greater number of shares, (iii) combine the outstanding shares of Stock into a smaller number of shares or (iv) issue any shares of its capital stock in a reclassification of the Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the resulting corporation). An adjustment made pursuant to this section 8(c) shall, in the case of a dividend or distribution, be made as of the record date therefor and, in the case of a subdivision, combination or reclassification, be made as of the effective date thereof. In case of any adjustment pursuant to this paragraph with respect to an Option, the total number of shares and the number of shares or other units of such other securities purchasable on exercise of the Option immediately prior thereto shall be adjusted so that the Optionee shall be entitled to receive at the same aggregate purchase price the number of shares of Stock and the number of shares or other units of such other securities that the Optionee would have owned or would have been entitled to receive immediately following the occurrence of any of the events described above had the Option been exercised in full immediately prior to the occurrence (or applicable record date) of such event. If, as a result of any adjustment pursuant to this section 8(c), the Optionee shall become entitled to receive shares of two or more classes or series of securities of the Company, the Board shall equitably determine the allocation of the adjusted exercise price between or among shares or other units of such classes or series and shall notify the Optionee of such allocation. Any new or additional shares or securities received by a Restricted Stock Participant shall be subject to the same terms and conditions, including the Restriction Period, as related to the original Restricted Stock Award.

        (d) RECEIPT OF ASSETS OTHER THAN STOCK. If at any time, as a result of an adjustment made pursuant to this section 8, an Optionee or Restricted Stock Participant shall become entitled to receive any shares of capital stock or shares or other units of other securities or property or assets other than Stock, the number of such other shares or units so receivable on any exercise of the Option or expiration of the Restriction Period shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Stock in this section 8, and the provisions of this Plan with respect to the shares of Stock shall apply, with necessary changes in points of detail, on like terms to any such other shares or units.

        (e) FRACTIONAL SHARES. All calculations under this section 8 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be, but in no event shall the Company be obligated to issue any fractional share.

        (f) INABILITY TO PREVENT ACTS DESCRIBED IN SECTION 8; UNIFORMITY OF ACTIONS NOT REQUIRED. No Optionee or Restricted Stock Participant shall have or be deemed to have any right to prevent the consummation of the acts described in this section 8 affecting the number of shares of Stock subject to any Option or Restricted Stock Award held by the Optionee or Restricted Stock Participant. Any actions or determinations by the Board under this section 8 need not be uniform as to all outstanding Options or Restricted Stock Awards, and need not treat all Optionees or all Restricted Stock Participants identically.

9.      TAX WITHHOLDING OBLIGATIONS.

        (a) GENERAL AUTHORIZATION. The Company is authorized to take whatever actions are necessary and proper to satisfy all obligations of Optionees and Restricted Stock Participants (including, for purposes of this section 9, any other person entitled to exercise an Option or Restricted Stock Award pursuant to the Plan, an Option Agreement or a Restricted Stock Agreement) for the payment of all Federal, state, local and foreign taxes in connection with any Option or Restricted Stock Award (including, but not limited to, actions pursuant to the following section 9(b)).

        (b)     WITHHOLDING REQUIREMENT AND PROCEDURE.

                (i) OPTIONS. Whenever the Company proposes or is required to issue or transfer shares of Stock with respect to an Option, the Company shall have the right to require the grantee to remit to the Company an amount sufficient to satisfy any Federal, state or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Alternatively, the Company may issue or transfer such shares net of the number of shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of Stock shall be valued on the date the withholding obligation is incurred.

                (ii) RESTRICTED STOCK. Each Restricted Stock Participant shall, no later than the date as of which the value of the Restricted Stock Award first becomes includible in the gross income of the Restricted Stock Participant for income tax purposes, pay to the Company in cash, or make arrangements satisfactory to the Company regarding payment to the Company of, any taxes of any kind required by law to be withheld with respect to the Stock or other property subject to such Restricted Stock Award. No Stock shall be delivered to a Restricted Stock Participant with respect to a Restricted Stock Award until such payment or arrangement has been made. The Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Restricted Stock Participant. Notwithstanding the above, the Board may, in its discretion and pursuant to procedures approved by the Board, permit the Restricted Stock Participant to elect withholding by the Company of Stock or other property otherwise deliverable to such Restricted Stock Participant pursuant to his or her Restricted Stock Award, provided, however, that the amount of any Stock so withheld shall not exceed the amount necessary to satisfy the Company's required tax withholding obligations using the minimum statutory withholding rates for Federal, state and/or local tax purposes, including payroll taxes, that are applicable to supplemental taxable income in full or partial satisfaction of such tax obligations, based on the Fair Market Value of the Stock on the payment date.

        (c) SECTION 83(B) ELECTION. If a Restricted Stock Participant makes an election under Code Section 83(b), or any successor section thereto, to be taxed with respect to a Restricted Stock Award as of the date of transfer of the Restricted Stock rather than as of the date or dates on which the Restricted Stock Participant would otherwise be taxable under Code Section 83(a), such Restricted Stock Participant shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service. Neither the Company nor any of its affiliates shall have any liability or responsibility relating to or arising out of the filing or not filing of any such election or any defects in its construction.

10.     AMENDMENT, TERMINATION OR SUSPENSION OF THE PLAN.

        (a) AMENDMENT, TERMINATION OR SUSPENSION OF PLAN. The Board may, at any time and with or without prior notice, amend, alter, suspend, or terminate the Plan, retroactively or otherwise, for any reason; provided, however, that unless otherwise required by law or specifically provided herein, no such amendment, alteration, suspension, or termination shall be made that would materially impair the previously accrued rights of any Optionee or Restricted Stock Participant with respect to his or her Option or Restricted Stock Award without his or her written consent.

        (b) AMENDMENT OF OPTIONS AND RESTRICTED STOCK AWARDS. The Board may amend the terms of any Option or Restricted Stock Award previously granted, including any Option Agreement or Restricted Stock Agreement, retroactively or prospectively, but no such amendment shall materially impair the previously accrued rights of any Optionee or Restricted Stock Participant with respect to any such Option or Restricted Stock Award without his or her written consent.

        (c) AUTOMATIC TERMINATION OF PLAN. Unless sooner terminated, the Plan shall terminate on the date that Options and Restricted Stock Awards representing in the aggregate the total number of shares of Stock subject to the Plan have been issued pursuant to the Plan's provisions, and no shares covered by a Restricted Stock Award are any longer subject to any Restriction Period.

11.     RIGHTS OF EMPLOYEES, DIRECTORS, CONSULTANTS AND OTHER PERSONS.

        This Plan and the Options and Restricted Stock Awards shall not confer on any Optionee, Restricted Stock Participant or other person:

        (a) Any rights or claims under the Plan except in accordance with the provisions of the Plan and the applicable agreement;

        (b) Any right with respect to continuation of employment by the Company or any Subsidiary or engagement as a Consultant or Director, nor shall they interfere in any way with the right of the Company or any Subsidiary that employs or engages an Optionee or a Restricted Stock Participant to terminate that person's employment or engagement at any time with or without cause.

        (c) Any right to be selected to participate in the Plan or to be granted an Option or Restricted Stock Award; or

        (d) Any right to receive any bonus, whether payable in cash or in Stock, or in any combination thereof, from the Company or its subsidiaries, nor be construed as limiting in any way the right of the Company or its subsidiaries to determine, in its sole discretion, whether or not it shall pay any employee or consultant bonus, and, if so paid, the amount thereof and the manner of such payment.

12.     COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT.

        So long as a class of the Company's equity securities is registered under section 12 of the Exchange Act, the Company intends that the Plan shall comply in all respects with Rule 16b-3. If during such time any provision of this Plan is found not to be in compliance with Rule 16b-3, that provision shall be deemed to have been amended or deleted as and to the extent necessary to comply with Rule 16b-3, and the remaining provisions of the Plan shall continue in full force and effect without change. All transactions under the Plan during such time shall be executed in accordance with the requirements of section 16 of the Exchange Act and the applicable regulations promulgated thereunder.

13.     LIMITATION OF LIABILITY AND indemnification.

        (a) CONTRACTUAL LIABILITY LIMITATION. Any liability of the Company or its subsidiaries to any Optionee or Restricted Stock Participant with respect to any Option or Restricted Stock Award shall be based solely on contractual obligations created by the Plan and the Option Agreements and Restricted Stock Agreements.

        (b) INDEMNIFICATION. In addition to such other rights of indemnification as they may have as Directors or officers, Directors and officers to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

14.     MISCELLANEOUS

        (a) EFFECTIVE DATE. The effective date of the Plan shall be the date the Plan is approved by the stockholders of the Company or such later date as shall be determined by the Board.

        (b) ACCEPTANCE OF TERMS AND CONDITIONS OF PLAN. By accepting any benefit under the Plan, each Optionee and Restricted Stock Participant and each person claiming under or through such Optionee or Restricted Stock Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Company, the Board or the Committee, in any case in accordance with the terms and conditions of the Plan.

        (c) NO EFFECT ON OTHER ARRANGEMENTS. Neither the adoption of the Plan nor anything contained herein shall affect any other compensation or incentive plans or arrangements of the Company or its subsidiaries, or prevent or limit the right of the Company or any subsidiary to establish any other forms of incentives or compensation for their Employees, Directors or Consultants or grant or assume restricted stock or other rights otherwise than under the Plan.

        (d) CHOICE OF LAW. The Plan shall be governed by and construed in accordance with the laws of the State of California, without regard to such state's conflict of law provisions, and, in any event, except as superseded by applicable Federal law.

                                                                         Annex A

                       NONQUALIFIED STOCK OPTION AGREEMENT


____________, Optionee:

        Waste Connections, Inc. (the "Company"), pursuant to its 2004 Equity Incentive Plan (the "Plan"), has this __________, 20__, granted to you, the optionee named above, an option to purchase shares of the common stock of the Company ("Stock"). This option is not intended to qualify and will not be treated as an "incentive stock option" within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

        The grant under this Nonqualified Stock Option Agreement (the "Agreement") is in connection with and in furtherance of the Company's compensatory benefit plan for participation of the Company's Employees, Directors and Consultants. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Plan. The option granted hereunder shall be subject to and governed by the following terms and conditions:

        1. VESTING SCHEDULE. The total number of shares of Stock subject to this option is _______________ shares. Subject to the limitations herein and in the Plan, this option shall become exercisable (vest) as follows:


           Number of Shares                    Date of Earliest Exercise
             (Installment)                             (Vesting)






The installments provided for are cumulative. Each such installment that becomes exercisable shall remain exercisable until expiration or earlier termination of the option.

        2.      EXERCISE PRICE.

                (a) The exercise price of this option is $______________ per share.

                (b) Payment of the exercise price per share is due in full in cash (including check) on exercise of all or any part of each installment that has become exercisable by you; provided that, if at the time of exercise the Stock is publicly traded and quoted regularly in the WALL STREET JOURNAL, payment of the exercise price, to the extent permitted by the Company and applicable statutes and regulations, may be made by having the Company withhold shares of Stock issuable on such exercise, by delivering shares of Stock already owned by you, by cashless exercise described in Section 5(d) of the Plan and complying with its provisions, or by delivering a combination of such forms of payment. Such Stock (i) shall be valued at its Fair Market Value at the close of business on the date of exercise, (ii) if originally acquired from the Company, must have been held for the period required to avoid a charge to the Company's reported

                                 Annex A: Page 1
earnings, and (iii) must be owned free and clear of any liens, claims, encumbrances or security interests.

        3.      PARTIAL OR EARLY EXERCISE.

                (a) Subject to the provisions of this Agreement, you may elect at any time during your Continuous Status as an Employee, Director or Consultant to exercise this option as to any part or all of the shares subject to this option at any time during the term hereof, including, without limitation, a time prior to the date of earliest exercise (vesting) stated in paragraph 1 hereof; provided that:

                        (i) a partial exercise of this option shall be deemed to cover first vested shares and then unvested shares next vesting;

                        (ii) any shares so purchased that shall not have vested as of the date of exercise shall be subject to the purchase option in favor of the Company as described in the Early Exercise Stock Purchase Agreement available from the Company; and

                        (iii) you shall enter into an Early Exercise Stock Purchase Agreement in the form available from the Company with a vesting schedule that will result in the same vesting as if no early exercise had occurred.

                (b) The election provided in this paragraph 3 to purchase shares on the exercise of this option prior to the vesting dates shall cease on termination of your Continuous Status as an Employee, Director or Consultant and may not be exercised from or after the date thereof.

        4. FRACTIONAL SHARES. This option may not be exercised for any number of shares that would require the issuance of anything other than whole shares.

        5. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary herein, this option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, this option may not be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the option be in effect with respect to the shares issuable upon exercise of the option or
(b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

        6. TERM. The term of this option commences on the date hereof and, unless sooner terminated as set forth below or in the Plan, terminates on ________________ (which date shall

                                 Annex A: Page 2
be no more than five years from the date this option is granted). In no event may this option be exercised on or after the date on which it terminates. This option shall terminate prior to the expiration of its term on the date of termination of your Continuous Status as an Employee, Director or Consultant for any reason or for no reason, unless:

                (a) such termination is due to your retirement or Disability and you do not die within the three months after such termination, in which event the option shall terminate on the earlier of the termination date set forth above or six months after such termination of your Continuous Status as an Employee, Director or Consultant; or

                (b) such termination is due to your death, or such termination is due to your retirement or Disability and you die within three months after such termination, in which event the option shall terminate on the earlier of the termination date set forth above or the first anniversary of your death.

        Notwithstanding any of the foregoing provisions to the contrary however, this option may be exercised following termination of your Continuous Status as an Employee, Director or Consultant only as to that number of shares as to which it shall have been exercisable under paragraph 1 of this Agreement on the date of such termination.

        7.      CONDITIONS ON EXERCISE.

                (a) This option may be exercised, to the extent specified above, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to section 7 of the Plan.

                (b) By exercising this option you agree that the Company (or a representative of the underwriters) may, in connection with an underwritten registration of the offering of any securities of the Company under the Exchange Act, require that you not sell or otherwise transfer or dispose of any shares of Stock or other securities of the Company during such period (not to exceed 180 days) following the effective date (the "Effective Date") of the registration statement of the Company filed under the Exchange Act as may be requested by the Company or the representative of the underwriters. For purposes of this restriction, you will be deemed to own securities which (A) are owned directly or indirectly by you, including securities held for your benefit by nominees, custodians, brokers or pledgees, (B) may be acquired by you within sixty days of the Effective Date, (C) are owned directly or indirectly, by or for your brothers or sisters (whether by whole or half blood), spouse, ancestors and lineal descendants, or (D) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which you are a shareholder, partner or beneficiary, but only to the extent of your proportionate interest therein as a shareholder, partner or beneficiary thereof. You further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

        8.      ADJUSTMENTS ON CERTAIN EVENTS.

                (a)     In the event that the Company is subject to a Change in
Control:

                                 Annex A: Page 3

                        (i) immediately prior thereto this option shall be automatically accelerated and become immediately exercisable as to all of the shares of Stock covered hereby, notwithstanding anything to the contrary in the Plan or this Agreement; and

                        (ii) the Board may, in its discretion, and on such terms and conditions as it deems appropriate, by resolution adopted by the Board or by the terms of any agreement of sale, merger or consolidation giving rise to the Change in Control, provide that, without Optionee's consent, the shares subject to this option may (A) continue as an immediately exercisable option of the Company (if the Company is the surviving corporation), (B) be assumed as immediately exercisable options by the surviving corporation or its parent, (C) be substituted by immediately exercisable options granted by the surviving corporation or its parent with substantially the same terms for this option, or
(D) be cancelled after payment to Optionee of an amount in cash or other consideration delivered to stockholders of the Company in the transaction resulting in a Change in Control of the Company equal to the total number of shares subject to this option multiplied by the remainder of (1) the amount per share to be received by holders of the Company's Stock in the sale, merger or consolidation, minus (2) the exercise price per share of the shares subject to this option.

                (b) The exercise price shall be subject to adjustment from time to time in the event that the Company shall (i) pay a dividend in, or make a distribution of, shares of Stock (or securities convertible into, exchangeable for or otherwise entitling a holder thereof to receive Stock), or evidences of indebtedness or other property or assets, on outstanding Stock, (ii) subdivide the outstanding shares of Stock into a greater number of shares, (iii) combine the outstanding shares of Stock into a smaller number of shares or (iv) issue any shares of its capital stock in a reclassification of the Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the resulting corporation). An adjustment made pursuant to this section 8(b) shall, in the case of a dividend or distribution, be made as of the record date therefor and, in the case of a subdivision, combination or reclassification, be made as of the effective date thereof. In any such case, the total number of shares and the number of shares or other units of such other securities purchasable on exercise of the option immediately prior thereto shall be adjusted so that the Optionee shall be entitled to receive at the same aggregate purchase price the number of shares of Stock and the number of shares or other units of such other securities that the Optionee would have owned or would have been entitled to receive immediately following the occurrence of any of the events described above had the option been exercised in full immediately prior to the occurrence (or applicable record date) of such event. If, as a result of any adjustment pursuant to this section 8(b), the Optionee shall become entitled to receive shares of two or more classes or series of securities of the Company, the Board shall equitably determine the allocation of the adjusted exercise price between or among shares or other units of such classes or series and shall notify the Optionee of such allocation.

                (c) If at any time, as a result of an adjustment made pursuant to this section 8, the Optionee shall become entitled to receive any shares of capital stock or shares or other units of other securities or property or assets other than Stock, the number of such other shares or units so receivable on any exercise of the option shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Stock in this section 8, and the provisions of this Agreement with respect to the shares of Stock shall apply, with necessary changes in points of detail, on like terms to any such other shares or units.

                                 Annex A: Page 4

                (d) All calculations under this section 8 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be, but in no event shall the Company be obligated to issue any fractional share on any exercise of the option.

        9. NON-TRANSFERABILITY. This option is generally not transferable, except by will or by the laws of descent and distribution, unless the Company expressly permits a transfer, such as to a trust or other entity for estate planning purposes. Unless the Company approves such a transfer, this option is exercisable during your life only by you.

        10. RIGHTS OF OPTIONEE. This Agreement is not an employment contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company. If this option is granted to you in connection with your performance of services as a Consultant, references to employment, Employee and similar terms shall be deemed to include the performance of services as a Consultant; provided that no rights as an Employee shall arise by reason of the use of such terms.

        11. TAX WITHHOLDING OBLIGATIONS. Whenever the Company proposes or is required to issue or transfer shares of Stock to you with respect to an Option, the Company shall have the right to require you to remit to the Company an amount sufficient to satisfy any Federal, state or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Alternatively, the Company may issue or transfer such shares net of the number of shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of Stock shall be valued on the date the withholding obligation is incurred.

        12. NOTICE. Any notice or other communication to be given under or in connection with this Agreement or the Plan shall be given in writing and shall be deemed effectively given on receipt or, in the case of notices from the Company to you, five days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you may hereafter designate by notice to the Company.

        13. AGREEMENT SUBJECT TO PLAN. This Agreement is subject to all provisions of the Plan, a copy of which is attached hereto and made a part of this Agreement, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Agreement and those of the Plan, the provisions of the Plan shall control.


                                         WASTE CONNECTIONS, INC.



                                         By   _________________________________
                                              Duly authorized on behalf
                                              of the Board of Directors
ATTACHMENTS:

Waste Connections, Inc. 2004 Equity Incentive Plan
Notice of Exercise

                                 Annex A: Page 5

The undersigned:

        (a) Acknowledges receipt of the foregoing Nonqualified Stock Option Agreement and the attachments referenced therein and understands that all rights and liabilities with respect to the option granted under the Agreement are set forth in such Agreement and the Plan; and

        (b) Acknowledges that as of the date of grant set forth in such Agreement, the Agreement sets forth the entire understanding between the undersigned optionee and the Company and its Subsidiaries regarding the acquisition of Stock pursuant to the option and supersedes all prior oral and written agreements on that subject with the exception of (i) the options, if any, previously granted and delivered to the undersigned under stock option plans of the Company, and (ii) the following agreements only:



NONE:    _____________
         (Initial)

OTHER:   _________________________
         _________________________
         _________________________


                                           _____________________________________
                                           OPTIONEE

                                           Address: ____________________________
                                                    ____________________________





                                Annex A: Page 6

                               NOTICE OF EXERCISE



Waste Connections, Inc.
35 Iron Circle, Suite 200
Folsom, CA  95630-8589                             Date of Exercise: __________

Ladies and Gentlemen:

         This constitutes notice under my Nonqualified Stock Option Agreement that I elect to purchase the number of shares of Common Stock ("Stock") of Waste Connections, Inc. (the "Company") for the price set forth below.

Option Agreement dated:                      _______________________

Number of shares as
to which option is
exercised:                                   _______________________

Certificates to be
issued in name of:                           _______________________

Total exercise price:                        $______________________

Cash payment delivered
herewith:                                    $______________________

Value of __________ shares
of _________________ common
stock delivered herewith:1                   $______________________

        By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the Waste Connections, Inc. 2004 Equity Incentive Plan or the Option Agreement, and (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option.

        I hereby represent, warrant and agree with respect to the shares of Stock of the Company that I am acquiring by this exercise of the option (the "Shares") that, if required by the Company (or a representative of the underwriters) in connection with an underwritten registration of the offering of any securities of the Company under the Securities Act, I will not sell or otherwise transfer or dispose of any shares of Stock or other securities of the Company during such period (not to exceed 180 days) following the effective date of the registration statement of the Company filed under the Securities Act (the "Effective Date") as may be requested by the Company or the representative of the underwriters. For purposes of this restriction, I will be deemed to own securities that (i) are owned, directly or indirectly by me, including securities


---------------------
1       Shares must meet the public trading requirements set forth in the
Option Agreement. Shares must be valued in accordance with the terms of the option being exercised, must have been owned for the minimum period required in the Option Agreement, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from certificate.

                                Annex A: Page 7
held for my benefit by nominees, custodians, brokers or pledgees; (ii) may be acquired by me within sixty days of the Effective Date; (iii) are owned directly or indirectly, by or for my brothers or sisters (whether by whole or half blood), spouse, ancestors and lineal descendants; or (iv) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which I am a shareholder, partner or beneficiary, but only to the extent of my proportionate interest therein as a shareholder, partner or beneficiary thereof. I further agree that the Company may impose stop-transfer instructions with respect to securities subject to this restriction until the end of such period.

                                            Very truly yours,



                                            ____________________________________





                                 Annex A: Page 8

                                                                         ANNEX B

                           RESTRICTED STOCK AGREEMENT


_____________________, Restricted Stock Participant:

        Waste Connections, Inc. (the "Company"), pursuant to its 2004 Equity Incentive Plan (the "Plan"), has this , 20___, granted to you, the participant named above, an award of Restricted Stock ("Award") for a total of shares of common stock of the Company ("Stock").

        The grant under this Restricted Stock Agreement (the "Agreement") is in connection with and in furtherance of the Company's compensatory benefit plan for participation of the Company's Employees, Directors and Consultants. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Plan. The Award granted hereunder shall be subject to and governed by the following terms and conditions:

        1. PURCHASE PRICE. The purchase price for each share of Stock awarded by this Agreement is $0.00.

        2. VESTING OF PLAN AWARDS. The Award of Restricted Stock shall be deemed non-forfeitable and such Stock shall no longer be considered Restricted Stock on the earlier of a Change in Control or the expiration of the Restriction Period on the following dates with respect to the following percentages of the total shares of Restricted Stock awarded, and the Company shall, within a reasonable time and subject to section 3, deliver stock certificates evidencing such Stock to you:

                (a) SCHEDULE OF EXPIRATION OF RESTRICTION PERIOD. The overall restriction period, which begins on the date of the grant of the Award and ends on the ________ anniversary of the grant of the Award (the "Restriction Period"), expires in _____ equal phases:


                                                                  Restriction Period Expires with
                                                                     Respect to the Following
                                   Date                            Percentage of Total Shares of
                                                                     Restricted Stock Awarded

--------------------------------------------------------------   ----------------------------------
On grant                                                                        0%
As of ____________, 20__ (first anniversary of grant)                           __%
[As of ____________, 20__ (second anniversary of grant)]                       [__%]
[As of ____________, 20__ (third anniversary of grant)]                        [__%]
[As of ____________, 20__ (fourth anniversary of grant)]                       [__%]

                (b) FORFEITURE OF RESTRICTED STOCK. If, during the Restriction Period, your Continuous Status as an Employee, Director or Consultant terminates for any reason, you will forfeit any shares of Restricted Stock as to which the Restriction Period has not yet expired.

        3. CONDITIONS ON AWARDS. Notwithstanding anything to the contrary herein:

                                Annex B: Page 1

                (a) SECURITIES LAW COMPLIANCE. Awards may not be granted and shares of stock may not be issued if either such action would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system on which the Stock may then be listed. In addition, no Stock may be issued unless
(a) a registration statement under the Securities Act shall at the time of issuance of the Stock be in effect with respect to the shares of Stock to be issued or (b) in the opinion of legal counsel to the Company, the shares of Stock to be issued on expiration of the applicable Restriction Period may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the issuance of any Stock, the Company may require you to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

                (b) INVESTMENT REPRESENTATION. The Company may require you, or any person to whom an Award is transferred, as a condition of receiving shares of Stock pursuant to such Award, to (A) give written assurances satisfactory to the Company as to your knowledge and experience in financial and business matters or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that you are capable of evaluating, alone or together with the purchaser representative, the merits and risks of receiving such Stock, and (B) to give written assurances satisfactory to the Company stating that you are acquiring the Stock for your own account and not with any present intention of selling or otherwise distributing the Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall not apply if (1) the issuance of the Stock has been registered under a then currently effective registration statement under the Securities Act, or (2) counsel for the Company determines as to any particular requirement that such requirement need not be met in the circumstances under the then applicable securities laws.

        4. NON-TRANSFERABILITY OF AWARD. During the Restriction Period stated herein, you shall not sell, transfer, pledge, assign, encumber or otherwise dispose of the Restricted Stock whether by operation of law or otherwise and shall not make such Restricted Stock subject to execution, attachment or similar process. Any attempt by you to do so shall constitute the immediate and automatic forfeiture of such Award. Notwithstanding the foregoing, you may designate the payment or distribution of the Award (or any portion thereof) after your death to the beneficiary most recently named by you in a written designation thereof filed with the Company, or, in lieu of any such surviving beneficiary, as designated by you by will or by the laws of descent and distribution. In the event any Award is to be paid or distributed to the executors, administrators, heirs or distributees of your estate, or to your beneficiary, in any such case pursuant to the terms and conditions of the Plan and in accordance with such terms and conditions as may be specified from time to time by the Committee, the Company shall be under no obligation to issue Stock thereunder unless and until the Committee is satisfied that the person or persons to receive such Stock is the duly appointed legal representative of your estate or the proper legatee or distributee thereof or your named beneficiary.

        5.      ADJUSTMENTS ON CERTAIN EVENTS.

                                Annex B: Page 2

                (a) CHANGES IN CONTROL. Immediately prior to a Change in Control, all restrictions imposed by the Committee on any outstanding Award shall be immediately automatically canceled, the Restriction Period shall immediately terminate and the Award shall be fully vested, notwithstanding anything to the contrary in the Plan or the Agreement.

                (b) ADJUSTMENT OF SHARES. The number, class and kind of shares under the Award shall be appropriately adjusted by the Committee in its discretion to preserve the benefits or potential benefits intended to be made available under the Plan or with respect to the Award or otherwise necessary to reflect any such change, if the Company shall (i) pay a dividend in, or make a distribution of, shares of Stock (or securities convertible into, exchangeable for or otherwise entitling a holder thereof to receive Stock), or evidences of indebtedness or other property or assets, on outstanding Stock, (ii) subdivide the outstanding shares of Stock into a greater number of shares, (iii) combine the outstanding shares of Stock into a smaller number of shares or (iv) issue any shares of its capital stock in a reclassification of the Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the resulting corporation). An adjustment made pursuant to this section 5(b) shall, in the case of a dividend or distribution, be made as of the record date therefor and, in the case of a subdivision, combination or reclassification, be made as of the effective date thereof. Any new or additional shares or securities that you receive are subject to the same terms and conditions, including the Restriction Period, as related to the original Award.

                (c) RECEIPT OF ASSETS OTHER THAN STOCK. If at any time, as a result of an adjustment made pursuant to this section 5, you shall become entitled to receive any shares of capital stock or shares or other units of other securities or property or assets other than Stock, the number of such other shares or units so receivable on expiration of the Restriction Period shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Stock in this section 5, and the provisions of this Agreement with respect to the shares of Stock shall apply, with necessary changes in points of detail, on like terms to any such other shares or units.

                (d) FRACTIONAL SHARES. All calculations under this section 5 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be, but in no event shall the Company be obligated to issue any fractional share.

                (e) INABILITY TO PREVENT ACTS DESCRIBED IN SECTION 5; UNIFORMITY OF ACTIONS NOT REQUIRED. No Restricted Stock Participant shall have or be deemed to have any right to prevent the consummation of the acts described in this section 5 affecting the number of shares of Stock subject to any Award held by the Restricted Stock Participant. Any actions or determinations by the Committee under this section 5 need not be uniform as to all outstanding Awards, and need not treat all Restricted Stock Participants identically.

        6. RIGHTS OF RESTRICTED STOCK PARTICIPANT. This Plan and the Awards shall not confer on you or other person:

                (a) Any rights or claims under the Plan except in accordance with the provisions of the Plan and the applicable agreement;

                (b) Any right with respect to continuation of employment or a consulting or directorship arrangement with the Company or any Subsidiary, nor shall they interfere in any

                                Annex B: Page 3
way with the right of the Company or any Subsidiary that employs you or engages you as a consultant or director to terminate your employment or consulting or directorship arrangement at any time with or without cause;

                (c) Any right to be selected to participate in the Plan or to be granted an Award; or

                (d) Any right to receive any bonus, whether payable in cash or in Stock, or in any combination thereof, from the Company or its subsidiaries, nor be construed as limiting in any way the right of the Company or its subsidiaries to determine, in its sole discretion, whether or not it shall pay any employee, consultant or director bonuses, and, if so paid, the amount thereof and the manner of such payment.

        7.      TAX WITHHOLDING OBLIGATIONS.

                (a) WITHHOLDING REQUIREMENT AND PROCEDURE. You shall (and in no event shall Stock be delivered to you with respect to an Award until), no later than the date as of which the value of the Award first becomes includible in your gross income for income tax purposes, pay to the Company in cash, or make arrangements satisfactory to the Company, as determined in the Committee's discretion, regarding payment to the Company of, any taxes of any kind required by law to be withheld with respect to the Stock or other property subject to such Award, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to you. Notwithstanding the above, the Committee may, in its discretion and pursuant to procedures approved by the Committee, permit you to elect withholding by the Company of Stock or other property otherwise deliverable to you pursuant to your Award, provided, however, that the amount of any Stock so withheld shall not exceed the amount necessary to satisfy the Company's required tax withholding obligations using the minimum statutory withholding rates for Federal, state and/or local tax purposes, including payroll taxes, that are applicable to supplemental taxable income in full or partial satisfaction of such tax obligations, based on the Fair Market Value of the Stock on the payment date.

                (b) SECTION 83(B) ELECTION. If you make an election under Code Section 83(b), or any successor section thereto, to be taxed with respect to an Award as of the date of transfer of the Restricted Stock rather than as of the date or dates on which you would otherwise be taxable under Code Section 83(a), you shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service. Neither the Company nor any of its affiliates shall have any liability or responsibility relating to or arising out of the filing or not filing of any such election or any defects in its construction.

        8. NOTICE. Any notice or other communication to be given under or in connection with this Agreement or the Plan shall be given in writing and shall be deemed effectively given on receipt or, in the case of notices from the Company to you, five days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you may hereafter designate by notice to the Company.

        9. AGREEMENT SUBJECT TO PLAN. This Agreement is subject to all provisions of the Plan, a copy of which is attached hereto and made a part of this Agreement, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be

                                 Annex B: Page 4
promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Agreement and those of the Plan, the provisions of the Plan shall control.


                                    WASTE CONNECTIONS, INC.



                                    By   _____________________________________
                                         Ronald J. Mittelstaedt
                                         President and Chief Executive Officer
ATTACHMENT:

Waste Connections, Inc. 2004 Equity Incentive Plan









                                 Annex B: Page 5

The undersigned:

        (a) Acknowledges receipt of the foregoing Restricted Stock Award Agreement and the attachments referenced therein and understands that all rights and liabilities with respect to the Award granted under the Agreement are set forth in such Agreement and the Plan; and

        (b) Acknowledges that as of the date of the Award set forth in such Agreement, the Agreement sets forth the entire understanding between the undersigned participant and the Company and it Subsidiaries regarding the acquisition of Stock pursuant to the Award and supersedes all prior oral and written agreements on that subject.


                                          ______________________________________
                                          RESTRICTED STOCK PARTICIPANT

                                          Address:  ____________________________
                                                    ____________________________







                                 Annex B: Page 6

                             WASTE CONNECTIONS, INC.
                         35 IRON POINT CIRCLE, SUITE 200
                            FOLSOM, CALIFORNIA 95630

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            PROXY FOR ANNUAL MEETING OF STOCKHOLDERS ON MAY 26, 2004

          The undersigned holder of Common Stock of Waste Connections, Inc. ("WCI") acknowledges receipt of WCI's Proxy Statement dated April ___, 2004, and Annual Report to Stockholders for 2003. The undersigned revokes all prior proxies and appoints Ronald J. Mittelstaedt and Steven F. Bouck, and each of them, individually and with full powers of substitution and resubstitution, proxies for the undersigned to vote all shares of WCI Common Stock that the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held on Wednesday, May 26, 2004 at 10:00 A.M., Pacific Time, at the California State University Sacramento Alumni Center, 6000 J Street, Sacramento, California 95819, and any adjournment thereof, as designated on the reverse side of this Proxy Card.

THIS PROXY WILL BE VOTED ACCORDING TO THE SPECIFICATIONS YOU MAKE ON THE REVERSE SIDE. IF YOU DO NOT SPECIFY ON THE REVERSE SIDE BUT YOU DO SIGN AND DATE THIS PROXY CARD, THIS PROXY WILL BE VOTED FOR THE PROPOSALS REFERRED TO IN (1), (2),
(3) AND (4) ON THE REVERSE SIDE.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

          (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)


          (DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL)

[X] Please mark votes as in this example.

THE WCI BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEE IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3 AND 4.

1. ELECTION OF DIRECTORS. Election of the following nominee as a director:

          Nominee: Ronald J. Mittelstaedt

          [ ] FOR      [ ] WITHHELD FROM NOMINEE
              NOMINEE


2. Approval of Amendment of Waste Connections Inc.'s Certificate of Incorporation to increase the authorized number of shares of common stock from 50,000,000 to 100,000,000 shares.

          [ ] FOR      [ ] AGAINST     [ ] ABSTAIN


3.        Adoption of the 2004 Equity Incentive Plan.

          [ ] FOR      [ ] AGAINST     [ ] ABSTAIN

4. Ratification of appointment of Ernst & Young LLP as Waste Connections' independent auditors.

          [ ] FOR      [ ] AGAINST     [ ] ABSTAIN

If you plan to attend the Annual Meeting of Stockholders, please mark the following box. [ ]

                       DATED:                                  , 2004


                       ----------------------------------------------
                       SIGNATURE OF STOCKHOLDER

                       ----------------------------------------------
                       TITLE, IF ANY

                       ----------------------------------------------
                       SIGNATURE OF STOCKHOLDER IF HELD JOINTLY

                       ----------------------------------------------
                       TITLE, IF ANY


PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR ON THIS PROXY CARD. IF YOU HOLD SHARES JOINTLY, EACH STOCKHOLDER SHOULD SIGN. IF YOU SIGN AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE.

IF THE SIGNER IS A CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME BY THE PRESIDENT OR AN AUTHORIZED OFFICER. IF THE SIGNER IS A PARTNERSHIP, PLEASE SIGN THE FULL PARTNERSHIP NAME BY AN AUTHORIZED PERSON. PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY, USING THE ENCLOSED POSTAGE-PAID ENVELOPE.


                                        2